As filed with the Securities and Exchange Commission on July 1, 2008 File No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		/X /

Pre-Effective Amendment No.		/ /

Post-Effective Amendment No.		/ /

SENTINEL GROUP FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

One National Life Drive	05604
Montpelier, Vermont	(Zip Code)
(Address of Principal Executive Offices)
(802) 229-3113
(Registrant’s Telephone Number, including Area Code)

Copy to:
D. Russell Morgan	John A. MacKinnon, Esq.
c/o Sentinel Asset Management, Inc.	Sidley Austin LLP
One National Life Drive Montpelier, Vermont 05604	787 Seventh Avenue New York, New York 10019

(Name and Address of Agent for Service)

The approximate date of the proposed public offering is as soon as practicable after the effective date of this Registration Statement.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to
Rule 488 under the Securities Act of 1933, unless an earlier effective date is requested pursuant to Rule 488 and Rule 461.

Title of securities being registered: Common Stock, par value $.01 per share, of Sentinel Conservative
Allocation Fund, a series of Sentinel Group Funds, Inc.

No filing fee is required because the Registrant is relying on Section 24(f) of and Rule 24f-3 under the
Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File No. 811-214).

SENTINEL HIGH YIELD BOND FUND A SERIES OF SENTINEL GROUP FUNDS, INC.

One National Life Drive Montpelier, VT 05604

August 20, 2008 Dear Shareholder:

A Special Meeting of Shareholders of the Sentinel High Yield Bond Fund will be held at One National Life Drive,
Montpelier, VT 05604 on September 24, 2008 at 10:00 a.m., Eastern Time. Enclosed is a combined Proxy
Statement/Prospectus, which contains an important proposal for you to consider. You are eligible to vote on the proposal because you were a shareholder of record of the Sentinel High Yield Bond Fund, a series of Sentinel Group
Funds, Inc., at the close of the market on the New York Stock Exchange on July 22, 2008.

The Sentinel Group Funds, Inc. Board of Directors has proposed that the Sentinel High Yield Bond Fund be reorganized with and into the Sentinel Conservative Allocation Fund, each a series of Sentinel Group Funds, Inc., in a tax-free reorganization. If the shareholders of the Sentinel High Yield Bond Fund approve the Reorganization, they will become shareholders of the Sentinel Conservative Allocation Fund. No sales charges or redemption fees will be imposed in connection with the Reorganization. In addition, we do not expect the Reorganization to cause the Sentinel High Yield Bond Fund shareholders to recognize any federally taxable gains or losses. However, the
Sentinel High Yield Bond Fund will declare a dividend just prior to the Reorganization, which may result in taxable income to the Fund’s shareholders.

The Sentinel High Yield Bond Fund seeks high current income by normally investing at least 80% of its net assets in lower-rated or “junk” bonds. The Sentinel Conservative Allocation Fund seeks a high level of current income and, secondarily, long-term growth of capital by normally dividing its net assets among several broad asset classes.
Sentinel Asset Management, Inc. has broad discretion in allocating assets among the classes, which include investment-grade bonds, below investment-grade bonds and equity and equity-related securities.

The Board has determined that the Reorganization is in the best interests of Sentinel Group Funds, Inc. and Sentinel
High Yield Bond Fund and its shareholders, and recommends that you vote FOR the Reorganization of the Sentinel
High Yield Bond Fund.

The enclosed materials provide more information. Please read this information carefully and call us at 1-800-282-
3863 if you have any questions. Your vote is important to us, no matter how many shares you own.

After you review the enclosed materials, we ask that you vote FOR the Reorganization of the Sentinel High Yield
Bond Fund.

NY1 6661463v.8

Thomas H. MacLeay Chairman

QUESTIONS AND ANSWERS YOUR VOTE IS VERY IMPORTANT

Q.	On what am I being asked to vote at the upcoming Special Meeting of Shareholders on
September 24, 2008?

A.	Shareholders of the Sentinel High Yield Bond Fund are being asked to approve its reorganization with and into the Sentinel Conservative Allocation Fund.

Q.	Has the Board of Directors approved the reorganization?

A.	After careful consideration, the Board of Directors has determined that the proposed reorganization is in the best interests of Sentinel Group Funds, Inc. and Sentinel High Yield Bond Fund and its shareholders and recommends that you vote “For” the reorganization.

Q.	How will the reorganization affect me as a shareholder?

A.	You will become a shareholder of the Sentinel Conservative Allocation Fund.

Q.	What is the timetable for the reorganization?

A.	If approved by shareholders at the meeting, the reorganization is expected to take effect on or about
September 26, 2008.

Q.	Who will pay for the reorganization?

A.	Sentinel Asset Management, Inc. and/or an affiliate has agreed to pay for costs related to the reorganization, such as the costs related to the printing and mailing of this proxy statement, holding the shareholder meeting and the tabulation of votes. The Sentinel Conservative Allocation Fund is responsible for the costs of qualifying its shares in the various states.

Q.	What will I receive in exchange for my current shares?

A.	You will receive shares of the Sentinel Conservative Allocation Fund of the same class as the shares you own of the Sentinel High Yield Bond Fund. If you own Sentinel High Yield Bond Fund Class A shares, an account will be created for you that will be credited Sentinel Conservative Allocation Fund Class A shares with an aggregate net asset value equal to the aggregate net asset value of your Sentinel High Yield Bond Fund Class A shares at the time of the reorganization. If you own Sentinel High Yield Bond Fund Class B shares, an account will be created for you that will be credited Sentinel Conservative Allocation Fund Class B shares with an aggregate net asset value equal to the aggregate net asset value of your Sentinel High Yield Bond Fund Class B shares at the time of the reorganization. If you own Sentinel High Yield Bond Fund Class C shares, an account will be created for you that will be credited Sentinel Conservative Allocation Fund Class C shares with an aggregate net asset value equal to the aggregate net asset value of your Sentinel High Yield Bond Fund Class C shares at the time of the reorganization. The number of shares you receive will depend on the relative net asset value of the shares of the two Funds on the effective date of the reorganization. Thus, although the aggregate net asset value in your account will be the same, you may receive a greater or lesser number of shares than you currently hold in the Sentinel High Yield Bond Fund. No physical share certificates will be issued to you.

Q.	Will the reorganization result in any federal tax liability to me?

A.	The reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization.
However, the Sentinel High Yield Bond Fund will declare a dividend of its taxable income and net capital gain, if any, just prior to the reorganization, which may result in taxable income to the Fund’s shareholders.

Q.	Can I exchange or redeem my Sentinel High Yield Bond Fund shares before the reorganization takes place?

NY1 6661463v.8

A.	Yes. You may exchange your Sentinel High Yield Bond Fund shares for appropriate shares of another Sentinel
Fund, or redeem your shares, at any time before the reorganization takes place, as set forth in the Sentinel High
Yield Bond Fund’s Prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction. In addition, you will be charged any applicable contingent deferred sales charge or redemption fee on your exchange or redemption.

Q.	What will happen to my active Automatic Investment Plan or Systematic Withdrawal Plan?

A.	All account options, including Automatic Investment Plans, Systematic Withdrawal Plans and Bank
Instructions, will automatically be copied to your new account.

Q.	Will I have to pay any sales load, commission or other similar fee in connection with the reorganization?

A.	No. You will not pay any sales load, commission or other similar fee in connection with the reorganization.

Q.	Will I be able to count the holding period of my Sentinel High Yield Bond Fund Class B or Class C shares toward any contingent deferred sales charge on the new shares I receive in the reorganization?

A.	The Class B and Class C shares of the Sentinel Conservative Allocation Fund issued in the reorganization will retain both the holding period and the contingent deferred sales charge schedule of the corresponding Class B or
Class C shares of the Sentinel High Yield Bond Fund for which they were exchanged.

Q.	What happens if shareholders do not approve the reorganization?

A.	If the reorganization is not approved, you will remain a shareholder of the Sentinel High Yield Bond Fund.

Q.	I don’t own very many shares. Why should I bother to vote?

A.	Your vote makes a difference. If numerous shareholders just like you fail to vote, the Fund may not receive sufficient votes to hold the meeting or approve the reorganization.

Q.	Who is entitled to vote?

A.	Any person who owned shares of the Sentinel High Yield Bond Fund on the record date, which was the close of business on the New York Stock Exchange on July 22, 2008, is entitled to vote on the reorganization - even if that person later sells the shares. You may cast one vote for each share of the Sentinel High Yield Bond Fund you owned on the record date.

Q.	How can I vote?

A.	You can cast your vote by mail, telephone or internet or in person at the special shareholder meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the proxy card and follow the instructions. You may also vote by completing a ballot at the Special Meeting.

Q.	Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also call ComputerShare, our proxy solicitor, at 609-275-5568 or visit our website at www.sentinelinvestments.com where you can send us an email message by selecting “Contact Us.”

Important additional information about the proposal is set forth in the accompanying Proxy Statement/Prospectus. Please read it carefully.

NY1 6661463v.8

SENTINEL HIGH YIELD BOND FUND A SERIES OF SENTINEL GROUP FUNDS, INC.

ONE NATIONAL LIFE DRIVE MONTPELIER, VT 05604 1-800-282-3863

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2008

A Special Meeting of Shareholders (“Meeting”) of the Sentinel High Yield Bond Fund, a series of Sentinel Group
Funds, Inc., a Maryland corporation (“Corporation”), will be held on September 24, 2008 at One National Life
Drive, Montpelier, VT 05604 at 10:00 a.m., Eastern Time, for the purpose of considering and voting on the proposal(s) set forth below. Proposal 1, if approved by shareholders of the Sentinel High Yield Bond Fund (“High
Yield Bond Fund”), will result in the transfer of assets and liabilities of the High Yield Bond Fund to the Sentinel
Conservative Allocation Fund (“Conservative Allocation Fund”) in return for shares of the Conservative Allocation
Fund.

PROPOSAL 1: To consider and vote upon the reorganization of the High Yield Bond Fund with and into the
Conservative Allocation Fund in accordance with the Plan of Reorganization and the transactions it contemplates, as described in the enclosed Proxy Statement/Prospectus.

PROPOSAL 2: The transaction of such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Shareholders of record of the High Yield Bond Fund as of the close of the market on the New York Stock Exchange on July 22, 2008 are entitled to notice of and to vote at the Meeting, or any adjournment or postponement of the
Meeting. Proposal 1 will be effected only if the shareholders of the High Yield Bond Fund vote to approve the
Proposal.

NY1 6661463v.8

Your Vote Is Important.
Please Authorize Your Proxy By Telephone Or Internet Or
Complete, Sign, Date And Return Your Proxy Card.

--------------------------------------------------------------------------------

As a shareholder of the High Yield Bond Fund, you are asked to attend the Meeting either in person or by proxy. We urge you to vote by proxy. Your prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Authorizing a proxy will not prevent you from voting your shares in person at the meeting. You may revoke your proxy before it is exercised by submitting to the Assistant Secretary of Sentinel Group Funds, Inc. a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person. A prior proxy can also be revoked by authorizing a subsequent proxy by telephone or through the internet. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the
Meeting.

--------------------------------------------------------------------------------

By Order of the Board of Directors,

Lindsay E. Staples Assistant Secretary Montpelier, Vermont August 20, 2008

NY1 6661463v.8

PROXY STATEMENT/PROSPECTUS

DATED AUGUST 20, 2008

RELATING TO THE REORGANIZATION OF

SENTINEL HIGH YIELD BOND FUND
WITH AND INTO
SENTINEL CONSERVATIVE ALLOCATION FUND

EACH A SERIES OF SENTINEL GROUP FUNDS, INC.

ONE NATIONAL LIFE DRIVE MONTPELIER, VT 05604

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of
Directors (“Board”) of Sentinel Group Funds, Inc., a Maryland Corporation (“Corporation”), on behalf of its series, the Sentinel High Yield Bond Fund (“High Yield Bond Fund”) in connection with the Special Meeting of Shareholders (“Meeting”) to be held on September 24, 2008, at 10:00 a.m., Eastern Time, at One National
Life Drive, Montpelier, VT 05604 or any adjournment or postponement of the Meeting. At the Meeting, shareholders of the High Yield Bond Fund will be asked to consider and approve a proposed reorganization of the
Fund (“Reorganization”), as described in the Plan of Reorganization dated June 5, 2008 (“Reorganization Plan”), of the Corporation on behalf of the High Yield Bond Fund and Sentinel Conservative Allocation Fund (“Conservative
Allocation Fund”), a series of the Corporation. The High Yield Bond Fund and Conservative Allocation Fund are
sometimes referred to individually as a “Fund” and collectively as the “Funds.” A copy of the Reorganization Plan is attached as Exhibit A.

PROPOSAL 1: To consider and vote upon the reorganization of the High Yield Bond Fund with and into the
Conservative Allocation Fund in accordance with the Reorganization Plan and the transactions it contemplates, as described in this Proxy Statement/Prospectus.

PROPOSAL 2: The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Reorganization Plan provides for (i) the transfer of substantially all of the High Yield Bond Fund’s assets and liabilities to the Conservative Allocation Fund, (ii) the issuance of shares of the Conservative Allocation Fund to the
High Yield Bond Fund that have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of High Yield Bond Fund in redemption of the outstanding shares of High Yield Bond Fund and
(iii) the distribution by High Yield Bond Fund of these shares of the Conservative Allocation Fund to the shareholders of the High Yield Bond Fund. If approved by shareholders of High Yield Bond Fund, the transfer is expected to occur as of the close of the market on the New York Stock Exchange (“NYSE”) (“Effective Time”) on
September 26, 2008 (“Closing Date”).

If the proposed Reorganization is approved and completed, each holder of shares in the High Yield Bond Fund as of the Effective Time of the Reorganization will receive a number of shares of the Conservative Allocation Fund with the same aggregate net asset value as the shares held in the Sentinel High Yield Bond Fund as of the Effective Time.

The Conservative Allocation Fund offers Class A, Class B and Class C shares. Holders of Class A shares of the
High Yield Bond Fund will receive an amount of Class A shares of the Conservative Allocation Fund equal in aggregate net asset value to their High Yield Bond Fund shares. Holders of Class B shares of the High Yield Bond
Fund will receive an amount of Class B shares of the Conservative Allocation Fund equal in aggregate net asset value to their High Yield Bond Fund shares. Holders of Class C shares of the High Yield Bond Fund will receive an amount of Class C shares of the Conservative Allocation Fund equal in aggregate net asset value to their High Yield
Bond Fund shares.

NY1 6661463v.8

The Funds are both series of the Corporation, an open-end, management investment company registered under the
Investment Company Act of 1940, as amended (“1940 Act”). Currently, each Fund is advised by Sentinel Asset
Management, Inc. (“SAM”). Sentinel Financial Services Company (“SFSC”) is the principal underwriter and
Sentinel Administrative Services, Inc. (“SASI”) is the transfer agent and administrator for each Fund, and every other mutual fund for which SAM serves as investment advisor.

This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the High Yield Bond
Fund should know before voting on the Reorganization and constitutes an offering of Class A, Class B and Class C shares of the Conservative Allocation Fund. Please read it carefully and retain it for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission
(“SEC”), are incorporated in whole or in part by reference. A Statement of Additional Information dated
August 20, 2008, relating to this Proxy Statement/Prospectus and the Reorganization, which includes certain financial information about the Funds, has been filed with the SEC and is incorporated by reference in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling toll-free at 1-800-282-3863.

For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the High Yield Bond
Fund and the Conservative Allocation Fund, see the Prospectus and Statement of Additional Information dated
March 28, 2008 and April 4, 2008, respectively, as they may be amended and/or supplemented, which have been filed with the SEC and which are (with respect to the information relating to the High Yield Bond Fund)
incorporated by reference into this Proxy Statement/Prospectus.

Copies of the Funds’ Prospectus and Statement of Additional Information are available upon request and without charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling toll-free at
1-800-282-3863.

This Proxy Statement/Prospectus is expected to be sent to shareholders on or about August 20, 2008.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY
STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY
REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS
MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

THE SHARES OFFERED BY THIS PROXY STATEMENT/PROSPECTUS ARE NOT DEPOSITS
OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THESE SHARES ARE
NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE
SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION,
THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN
THESE SHARES INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED.

THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR
A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR
TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NY1 6661463v.8

TABLE OF CONTENTS

SYNOPSIS	1
THE REORGANIZATION	1
BOARD RECOMMENDATION	1
THE CORPORATION	1
FEES AND EXPENSES	2
INVESTMENT ADVISOR AND PORTFOLIO MANAGERS	4
COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND POLICIES.	5
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS	7
COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES	12
DISTRIBUTION POLICY AND TAXATION: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.	17

COMPARISON OF PRINCIPAL INVESTMENT RISKS	17

SIGNIFICANT DIFFERENCES.	20

INFORMATION RELATING TO THE REORGANIZATION	21
DESCRIPTION OF THE REORGANIZATION	21
COSTS OF THE REORGANIZATION.	22
FEDERAL INCOME TAXES	22
CAPITALIZATION	23

REASONS FOR THE REORGANIZATION	23

SHAREHOLDER RIGHTS	24
GENERAL INFORMATION.	24
AUTHORIZED SHARES	24
VOTING RIGHTS.	25
SHAREHOLDER MEETINGS.	25
ELECTION AND TERM OF DIRECTORS	25
SHAREHOLDER LIABILITY.	25
DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION	25

MORE INFORMATION ABOUT THE FUNDS	26
FINANCIAL HIGHLIGHTS.	26

BOARD RECOMMENDATION	27

VOTING MATTERS	27
GENERAL INFORMATION.	27
VOTING RIGHTS AND REQUIRED VOTE	27
RECORD DATE AND OUTSTANDING SHARES	27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.	28

OTHER BUSINESS	28

SHAREHOLDER INQUIRIES	28

EXHIBIT A: PLAN OF REORGANIZATION	A-1

EXHIBIT B: ADDITIONAL INFORMATION ABOUT THE CONSERVATIVE ALLOCATION FUND	B-1

NY1 6661463v.8

SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the High Yield Bond Fund with those of the
Conservative Allocation Fund. It is a summary of some information contained elsewhere in this Proxy
Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the Funds’ Prospectus, as it may be amended and/or supplemented.

THE REORGANIZATION

Background. Pursuant to the Reorganization Plan (attached as Exhibit A), the High Yield Bond Fund will transfer substantially all of its assets and liabilities to the Conservative Allocation Fund in exchange for shares of the
Conservative Allocation Fund and the High Yield Bond Fund will distribute the shares to its shareholders. Holders of Class A shares of the High Yield Bond Fund will receive an amount of Class A shares of the Conservative
Allocation Fund equal in aggregate net asset value to their High Yield Bond Fund shares. Holders of Class B shares of the High Yield Bond Fund will receive an amount of Class B shares of the Conservative Allocation Fund equal in aggregate net asset value to their High Yield Bond Fund shares. Holders of Class C shares of the High Yield Bond
Fund will receive an amount of Class C shares of the Conservative Allocation Fund equal in aggregate net asset value to their High Yield Bond Fund shares. After distributing these shares, the High Yield Bond Fund will redeem all outstanding shares of its capital stock and will be terminated as a series of the Corporation. None of the transactions will be subject to any front-end or contingent deferred sales charges or redemption fees. As a result of the Reorganization, shareholders of the High Yield Bond Fund will become shareholders of the Conservative
Allocation Fund. The Reorganization will not affect your right to purchase and redeem shares, to exchange among other series of the Corporation (each series of the Corporation is referred to as a “Sentinel Fund” and collectively as the “Sentinel Funds”) with which you would have been able to exchange prior to the Reorganization, and to receive dividends and other distributions.

Tax Consequences. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the High Yield Bond Fund will not recognize a gain or a loss for federal income tax purposes in the transactions contemplated by the Reorganization. However, the
High Yield Bond Fund will declare a dividend of its taxable income and net capital gains, if any, just prior to its
Reorganization, which may result in taxable income to the High Yield Bond Fund’s shareholders.

Risk Factors. The Funds are subject to differing risks with respect to their investments. The Conservative
Allocation Fund is principally subject to stock market and selection, sector, emerging markets, foreign banks and securities depositories, dollar rolls, government securities, and portfolio turnover risks, which are either not applicable to the High Yield Bond Fund, or as in the case of stock market and selection and sector risks, apply to the
High Yield Bond Fund to a significantly lesser extent. Lower quality bonds risk applies to the High Yield Bond
Fund to a significantly greater extent than to the Conservative Allocation Fund. General foreign securities, general fixed-income securities, zero-coupon and similar bonds, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks apply to both the High
Yield Bond and Conservative Allocation Funds. More information on each of these types of investment risk can be found under “Comparison of Principal Investment Risks” below.

BOARD RECOMMENDATION. The Board, including the Directors who are not “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act (“Independent Directors”), has determined that the Reorganization is advisable and in the best interests of the Corporation and the High Yield Bond Fund and its shareholders, and that the interests of existing shareholders in the Conservative Allocation Fund would not be diluted as a result of the transactions contemplated by the Reorganization.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

THE CORPORATION. The Funds are series of the Corporation, an open-end management investment company, which was originally organized as a Delaware corporation on December 5, 1933 and was reorganized as a Maryland corporation on February 28, 1973. The Corporation offers redeemable shares in different classes and/or series. The

1

NY1 6661463v.8

High Yield Bond Fund offers Class A, Class B and Class C shares. The Conservative Allocation Fund also offers
Class A, Class B and Class C shares. However, Class B shares of both Funds are closed to all purchases except exchanges. Both Funds are diversified.

FEES AND EXPENSES. As an investor, you pay fees and expenses to buy and hold shares of the Fund. You may pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The pro forma line items show expenses of the Conservative Allocation Fund as if the Reorganization had occurred on the first day of the Fund’s fiscal year ended November 30, 2007. The Annual Fund Operating Expenses table and
Example table shown below are based on actual expenses incurred during each Fund’s fiscal period ended
November 30, 2007. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment)

			Conservative
Fund		High Yield Bond	Allocation
Maximum Sales Charge (Class A)[1]		4.00%[3]	5.00%[3]
		4.00%[4]	4.00%[4]
Maximum CDSC (Class B)
Maximum CDSC (Class C)		1.00%	1.00%
Maximum CDSC Imposed on reinvested Dividends
and other Distributions		None	None
		2% on shares
		held for 30 days	None
Redemption Fee[2]		or less
Exchange Fee		None	None
Maximum Account Fee		$25	$25

Annual Fund Operating Expenses

Fund	High Yield Bond	High Yield Bond	High Yield Bond
	Class A	Class B	Class C

Management Fee[5]	0.70%	0.70%	0.70%
12b-1 Fee	0.20%	1.00%	1.00%
Other Expenses	0.41%	0.52%	0.60%
Total Annual Fund
Operating Expenses	1.31%	2.22%	2.30%

Fund	Conservative	Conservative	Conservative
	Allocation	Allocation	Allocation
	Class A	Class B	Class C
Management Fee[5]	0.55%	0.55%	0.55%
12b-1 Fee	0.30%	1.00%	1.00%
Other Expenses	0.43%	0.52%	0.70%
Total Annual Fund
Operating Expenses	1.28%	2.07%	2.25%

		2
NY1 6661463v.8

Fund	Pro Forma –	Pro Forma –	Pro Forma –
	Conservative	Conservative	Conservative
	Allocation[6]	Allocation[6]	Allocation[6]
	Class A	Class B	Class C
Management Fee[5]	0.55%	0.55%	0.55%
12b-1 Fee	0.30%	1.00%	1.00%
Other Expenses
	0.35%	0.44%	0.62%
Total Annual Fund
Operating Expenses	1.20%	1.99%	2.17%

Examples

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples.
Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Fund/Class	1 year	3 years	5 years	10 years[7]

High Yield Bond
Class A	$528	$799	$1,089	$1,916
Class B (if you redeem)	625	994	1,390	2,113[7]
Class B (if you do not redeem)	225	694	1,190	2,113[7]
Class C (if you redeem)	333	718	1,230	2,636
Class C (if you do not redeem)	233	718	1,230	2,636
Conservative Allocation
Class A	624	886	1,167	1,968
Class B (if you redeem)	610	949	1,314	2,012[7]
Class B (if you do not redeem)	210	649	1,114	2,012[7]
Class C (if you redeem)	328	703	1,205	2,585
Class C (if you do not redeem)	228	703	1,205	2,585
Pro Forma – Conservative Allocation[6]
Class A	616	862	1,127	1,882
Class B (if you redeem)	602	924	1,273	1,925[7]
Class B (if you do not redeem)	202	624	1,073	1,925[7]
Class C (if you redeem)	320	679	1,164	2,503
Class C (if you do not redeem)	220	679	1,164	2,503

1 The sale charge varies depending upon how much investors invest.
2 If you redeem by wire transfer, SAM assess a wire charge of $20.00. In addition, the Conservative Allocation Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor’s trading, in the judgment of the Funds, has been or may be disruptive to a Fund.
3 In addition, investors pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
4 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years or longer than one year for purchases over $250,000 in Sentinel Funds, the deferred sales charge declines.
5 The High Yield Bond Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion. The Conservative Allocation Fund pays an advisory fee at the rate of 0.55% per annum on the first $200 million of the Fund’s average daily net assets; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets; and
0.35% of such assets over $2 billion.

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6	Assuming the impact of the Reorganization.

7	Assumes conversion to Class A shares approximately six years after purchase.

INVESTMENT ADVISOR AND PORTFOLIO MANAGERS. SAM is the investment advisor to each of the Funds and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. SAM provides general supervision of the Funds’ investments as well as certain administrative and related services. SAM is an indirectly wholly owned subsidiary of National Life Holding Company. Its principal business address is One
National Life Drive, Montpelier, Vermont 05604.

As compensation for its advisory services, the High Yield Bond Fund pays SAM a management fee at the annual rate specified below of the average daily net assets of the Fund.

Advisory Fee Rate	Average Daily Net Assets
0.70%	First $500 million
0.65%	Next $300 million
0.60%	Next $200 million
0.50%	Next $1 billion
0.40%	In excess of $2 billion

As compensation for its advisory services, the Conservative Allocation Fund pays SAM a management fee at the annual rate specified below of the average daily net assets of the Fund.

Advisory Fee Rate	Average Daily Net Assets
0.55%	First $200 million
0.50%	Next $200 million
0.45%	Next $600 million
0.40%	Next $1 billion
0.35%	In excess of $2 billion

Applying this fee schedule, the Conservative Allocation Fund’s effective advisory fee rate was 0.55% of the
Conservative Allocation Fund’s average daily net assets for the twelve month period ended November 30, 2007.

A discussion regarding the basis for the Board’s approval of the advisory agreements is available in the Sentinel
Funds’ most recent annual report to shareholders for the year ended November 30, 2007, and is available to shareholders by calling 1-800-282-3863.

The table below sets forth information about the total investment advisory fees paid by each Fund to SAM for the periods indicated.

	Investment Advisory Fees paid to SAM

Fiscal Year ended November 30,	High Yield Bond Fund	Conservative Allocation Fund
2007	$504,583	$317,632
2006	672,769	353,699
2005	1,237,300	482,789

SAM’s staff is organized as six teams. The International Team is headed by Katherine Schapiro. The Large-Cap
Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion.
The Mid-Cap Growth Team is headed by Paul Kandel. The Small-Cap Team is headed by Charles C. Schwartz. The
Fixed-Income Team is headed by Thomas H. Brownell. All of the teams include additional portfolio managers and a number of analysts.

Daniel E. Gass has managed the High Yield Bond Fund since 2005. Mr. Gass has been associated with SAM or an affiliate since 1999 and is SAM’s Director of Credit Research. Mr. Gass holds the Chartered Financial Analyst designation. Mr. Manion is the Conservative Allocation Fund’s lead portfolio manager and manages the domestic

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equity portion of the Conservative Allocation Fund’s portfolio. David M. Brownlee manages the investment-grade bond portion, Mr. Gass manages the high-yield bond portion, and Ms. Schapiro manages the international equity portion of the Fund’s portfolio. Mr. Brownlee has been associated with SAM since 1993. Mr. Brownlee holds the
Chartered Financial Analyst designation. Mr. Manion has been associated with SAM since 1993 and is SAM’s
Director of Equity Research. Mr. Manion holds the Chartered Financial Analyst designation. Ms. Schapiro has been associated with SAM since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital
Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms.
Schapiro holds the Chartered Financial Analyst designation.

The Funds’ statement of additional information provides additional information about the compensation of the individuals named above, other accounts managed by them and their ownership of Fund shares.

COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND POLICIES. This section will help you compare the principal investment objectives and policies of each Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds’ Prospectus, as it may be amended and/or supplemented.

High Yield Bond Fund	Conservative Allocation Fund

Principal Investment Objective	Principal Investment Objective

Seeks high current income and total return.	Seeks a high level of current income, with a secondary
objective of long-term capital appreciation.

Principal Investment Strategies	Principal Investment Strategies

Normally invests at least 80% of its total assets in lower-	Normally divides its assets among several broad asset
rated bonds. These bonds are sometimes called “junk	classes. SAM has broad discretion in allocating assets
bonds.” The portfolio manager looks for bonds that are	among investment grade bonds, below investment grade
priced lower than his perceived value of the obligations	bonds, and equity and equity-related securities.
and that in his opinion have a relatively low risk of
default. The portfolio manager conducts analyses
intended to identify undervalued bonds.

Invests mainly in lower-rated corporate bonds. These	May invest up to 45% of its total assets in bonds that are
bonds, because of the greater possibility that the issuers	rated below investment grade (e.g., rated below BBB by
will default, or that the issuers have defaulted, are not	Standard and Poor’s or below Baa by Moody’s) or which
investment grade - that is, they are rated below BBB by	are unrated but considered to be of comparable credit
Standard & Poor’s or below Baa by Moody’s, or are	quality by SAM. These bonds are sometimes called “junk
unrated but considered to be of comparable credit	bonds”.
quality. The Fund may purchase bonds in the lowest
rating categories (C for Moody’s and D for Standard and
Poor’s) and comparable unrated securities. The Fund
may not invest more than 20% of its total assets in
securities rated CCC or lower by Standard & Poor’s or
the equivalent. The Fund may invest in debt securities of
any maturity.

No more than 25% of the Fund’s assets may be invested	No more than 25% of the Funds’ assets may be invested
in a single industry and no more than 5% of its assets in a	in a single industry and no more than 5% of assets in a
single issuer, other than U.S. Government Securities.	single issuer, other than U.S. Government Securities.

May invest up to 20% of its total assets in common	May invest up to 50% of its total assets in equity and
stocks. The Fund also may invest in bonds convertible	equity-related securities including common stocks,
preferred stocks, and debt securities that are convertible

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NY1 6661463v.8

High Yield Bond Fund	Conservative Allocation Fund

into common stock.	into equity securities. In choosing investments within this
category, investments which offer relatively high
dividend or interest yields are emphasized, but there is
also some emphasis on the potential for capital
appreciation.

Normally invests at least 30% of its total assets in U.S.
Treasury and agency securities, mortgage-backed
securities, and investment-grade corporate bonds, and
may include dollar roll transactions. Up to 35% of the
Fund’s total assets may be invested in U.S. dollar-
denominated investment-grade bonds issued by
companies located in or that conduct their business
mainly in one or more foreign countries.

May invest up to 15% of its net assets in illiquid	May invest up to 15% of its net assets in illiquid
securities.	securities.

May invest up to 25% of its net assets in the securities of	Up to 35% of the Fund’s total assets may be invested in
foreign issuers, although only where the securities are	U.S. dollar-denominated below investment-grade bonds
trading in the U.S., Canada or the European Union and	issued by companies located in or that conduct their
only where trading is denominated in U.S. or Canadian	business mainly in one or more foreign countries. Up to
dollars or the Euro.	35% of the Fund’s total assets may be invested in U.S.
dollar-denominated investment-grade bonds issued by
companies located in or that conduct their business
mainly in one or more foreign countries. Up to 10% of its
total assets may be invested in common stocks of
established companies located in or that conduct their
business mainly in one or more foreign countries,
including emerging markets.

May use derivative instruments (e.g., futures, options and	May use derivative instruments (e.g., futures, options and
swap agreements) for hedging purposes, and for other	swap agreements) for hedging purposes, and for other
investment purposes such as replicating permitted	investment purposes such as replicating permitted
investments, as long as such investments do not have the	investments, as long as such investments do not have the
effect of leveraging portfolio risks. It may establish	effect of leveraging portfolio risks. It may establish
derivative positions only when immediately thereafter	derivative positions only when immediately thereafter not
not more than 5% of its total assets are held in derivative	more than 5% of its total assets are held in derivative
positions. The Fund is not required to use hedging and	positions. The Fund is not required to use hedging and
may choose not to do so.	may choose not to do so.

May participate in a securities lending program.	May participate in a securities lending program.

Although the Fund may invest in any economic sector, at
times it may emphasize one or more particular sectors.
The Fund utilizes an active trading approach, which may
result in portfolio turnover greater than 100%.

May invest in repurchase agreements, provided the	May invest in repurchase agreements, provided the
counterparty maintains the value of the underlying	counterparty maintains the value of the underlying
securities at not less than 102% of the repurchase price	securities at not less than 102% of the repurchase price
stated in the agreement.	stated in the agreement.

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NY1 6661463v.8

High Yield Bond Fund	Conservative Allocation Fund

May invest up to 100% of its assets in cash, commercial	May invest up to 100% of its assets in cash, commercial
paper, high-grade bonds, or cash equivalents for	paper, high-grade bonds, or cash equivalents for
temporary defensive reasons if SAM believes that	temporary defensive reasons if SAM believes that adverse
adverse market or other conditions warrant. This is to	market or other conditions warrant. This is to attempt to
attempt to protect the Fund’s assets from a temporary	protect the Fund’s assets from a temporary unacceptable
unacceptable risk of loss. If the Fund takes a temporary	risk of loss. If the Fund takes a temporary defensive
defensive position, it may not achieve its investment	position, it may not achieve its investment objective.
objective.

The Fund generally sells a bond to meet redemptions,	The Fund generally sells a high-yield bond any time its
any time its spread tightens to a point where the portfolio	spread tightens to a point where the portfolio manager
manager believes the ratings would place it assuming no	believes the ratings would place it, assuming no external
external events, or when a fundamental reassessment of	events, or when a fundamental reassessment of the bond
the bond changes its rating category, generally downward	changes its rating category, generally downward. The
and/or to take advantage of a more attractive investment	Fund may sell a stock if the fundamentals of the company
opportunity.	are deteriorating or the original investment premise is no
longer valid, the stock is trading meaningfully higher than
what the portfolio manager believes is a fair valuation
and/or to manage the size of the holding or the sector
weighting. The Fund generally may sell a foreign security
when there is a deterioration of the five factors the
portfolio manager uses to assess it. The Fund may also
sell a holding to meet redemptions or to take advantage of
a more attractive investment opportunity.

Primary Differences. The primary differences between the Funds are (1) while both Funds seek high current income, total return is part of the High Yield Bond Fund’s primary objective, and long term capital appreciation is a secondary objective of the Conservative Allocation Fund, (2) the High Yield Bond Fund normally invests at least
80% of its assets in lower rated bonds, while the Conservative Allocation Fund may invest up to 45% of its assets in lower rated bonds, but is not required to invest in such securities, (3) the Conservative Allocation Fund may invest up to 50% of its assets in equity securities, while the High Yield Bond Fund is limited to investing up to 20% of its assets in equity securities, (4) the Conservative Allocation Fund normally invests at least 30% of its assets in investment grade bonds, while the High Yield Bond Fund is not required to invest at all in these securities and is limited by its policy of investing at least 80% of assets in below investment grade bonds to a maximum of 20% of assets in investment grade bonds, and (5) the High Yield Bond Fund is generally more restricted than the
Conservative Allocation Fund with respect to investments in foreign securities.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS. The Corporation and SFSC are
parties to a distribution agreement under which SFSC acts as principal underwriter for the Corporation’s shares.

Distribution (12b-1) Fees. The Class A, Class B and Class C shares of each Fund have adopted plans under Rule
12b-1 that allow the Funds to pay fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the High Yield Bond Fund pay to SFSC a monthly fee of up to a maximum annual rate of 0.20% of average daily net assets. The Class A shares of the Conservative Allocation Fund pay to
SFSC a monthly fee of up to a maximum annual rate of 0.30% of average daily net assets. Such fees reimburse
SFSC for expenses actually incurred in marketing the Funds. Those expenses may include distribution and service fees paid by SFSC to other broker-dealers up to the maximum annual rate.

The Funds are not assessed a distribution fee on any shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class A shares of less than the maximum Rule 12b-1 fee for so long as
National Life Insurance Company maintains an investment. In addition, the retirement plans of the National Life
Insurance Company and its affiliates receive a rebate of the 12b-1 fees paid by the plans.

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NY1 6661463v.8

The Class B shares of each of the Funds pay to SFSC a fee of up to a total of 1.00% annually of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers. Class B shares are not assessed a distribution fee on any shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class B shares of the High Yield Bond Fund of less than 1.00% for so long as National Life
Insurance Company maintains an investment.

The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name.

The Class C shares of each of the Funds pays to SFSC a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase SFSC keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire distribution fee will be paid to the selling dealer.

Sales Loads. For all purchases of Class A shares, investors pay the public offering price, which includes the front-
end sales charge, next computed after the order is received. For the Conservative Allocation Fund, the sales charge ranges from 5% of the offering price to zero. The sales charge will depend on the size of the purchase.

	Sales charge as a
	percentage of:
		net
	offering	amount	Dealer
Sale Size	price	invested	Reallowance
$0 to $24,999	5.00%	5.26%	4.50%
$25,000 to $49,999	4.50%	4.71%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.10%	2.75%
$250,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%

For the High Yield Bond Fund, the sales charge ranges from 4% of the offering price to zero. The sales charge will depend on the size of the purchase.

	Sales charge as a
	percentage of:
		net
	offering	amount	Dealer
Sale Size	price	invested	Reallowance
$0 to $99,999	4.00%	4.17%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%

In cases in which there is no sales charge because the purchase was $1,000,000 or more, the Funds’ distributor,
SFSC, will pay dealers compensation of 1.00% for sales of up to $14,999,999 (for the Conservative Allocation
Fund) and for sales of up to $4,999,999 (for the High Yield Bond Fund). In these cases, if investors redeem the shares in the first eighteen months after the purchase, a 1.00% CDSC will be imposed. For sales in excess of these amounts, SFSC will individually negotiate dealer compensation and CDSCs. For partial redemptions of shares purchased after March 30, 2006, any CDSC is imposed on the original cost of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, the Funds will deduct any CDSC due from the redemption proceeds. SFSC receives the entire

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NY1 6661463v.8

amount of any CDSC paid. In determining whether a CDSC is payable, shares not subject to any charge are redeemed first.

Reduced Sales Charge. Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, investors must advise SASI, the Funds’
transfer agent, SFSC or the financial intermediary of the eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares (not including no-load initial investments in the U.S. Treasury Money Market Fund) of $25,000. You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds(except Class I shares), taken together, that are owned by you, your spouse or your minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts.
Contact SASI for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases. In order to receive a reduced sales charge, each time you purchase shares you should inform SASI, SFSC or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts,
UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the Fund, SASI and/or your financial adviser or other financial intermediary may not be able to maintain and/or access this information. We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Letter of Intent. You may use a letter of intent to obtain a reduced initial sales charge to make investments (other than initial no-load investments in the Sentinel U.S. Treasury Money Market Fund) that include Class A shares, if the total of the offering price of all such investments is $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans) and the letter is dated within 90 calendar days of the first purchase to be included. You may count purchases to be made by you or your spouse or minor children. The letter of intent is not a binding commitment to complete the intended purchases. All purchases made under the letter of intent during the period covered will be made at the reduced sales charge for the intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. SASI will hold in escrow 2% of the shares purchased under the letter of intent, and release these shares when/if the intended purchases are completed. If by the end of the period covered by the letter of intent, you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. SASI will notify you if an additional sales charge is due, which must be paid within 20 days after SASI’s notification is sent, or SASI may redeem shares held in escrow to the extent necessary to pay this charge. Then, SASI will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to the investor.

Advantage Program. Employers establishing either SIMPLE-IRAs, SEP-IRAs or Section 403(b) plans investing in the Funds for which SASI is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current value of investments in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

  current and former Directors of the Funds and predecessors to the Funds;

  current and former Trustees of Sentinel Pennsylvania Tax-Free Trust and predecessors to the Trust;

  current and retired employees and Directors of Sentinel and its affiliates;

  National Life Insurance Company employee benefit plans;

9

NY1 6661463v.8

  certain employees of Keane, Inc. and DST Systems, Inc., which provide services to SAM, SASI and/or SFSC;

  registered representatives and other employees of securities dealers that have entered into a sales agreement with SFSC;

  members of the immediate families of, or survivors of, all of these individuals;

  non-profit organizations with which any of these persons are actively involved;

  purchasers who are investing section 403(b) loan principal repayments;

  former shareholders of the Bramwell Growth Fund or Bramwell Focus Fund, each a series of The Bramwell Funds, Inc., who in those funds’ 2006 reorganization received Class A shares of Capital Growth or Growth Leaders Funds, as applicable.
  This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion; or

  former shareholders of the Citizens Funds, who in those funds’ 2008 reorganization received shares of a Sentinel Fund.
  This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

  investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts;

  clients of trust companies who have entered into an agreement with SFSC under which all their clients are eligible to buy
  Class A shares at net asset value;

  qualified pension, profit-sharing or other employee benefit plans whose transactions are executed through a financial institution or service organization that has entered into an agreement with SFSC to use the Funds in connection with the accounts (SFSC may pay intermediaries compensation of 1.00% for sales of the Funds under this waiver and a CDSC of 1.00%, subject to eligibility for waiver or reduction of a CDSC as outlined in this Prospectus, may apply to shares redeemed within eighteen months of purchase); and

  investors investing the proceeds of a distribution from a qualified retirement plan with assets in an omnibus account holding
  Class A shares of the Fund where the plan record keeper has entered into an agreement with SASI.

If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds’ website at www.sentinelinvestments.com.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

Class B Shares. Class B shares are no longer available for additional purchases, except that Class B shares of one
Fund may be exchanged for the Class B shares of another Sentinel Fund, if available, and dividends and distributions paid on Class B shares may be reinvested in Class B shares.

A CDSC will be imposed on the Class B shares of the Funds that are redeemed during the CDSC period, unless one of the CDSC waivers listed below applies.

Whether a CDSC is due upon a redemption of Class B shares and how much it is depends on the amount of the purchases and the number of years since the purchase was made. The CDSC schedule for Class B shares is shown below.

CDSC Percentage Year Since Purchase Payment Was Made

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NY1 6661463v.8

		CDSC Percentage
		Year Since Purchase Payment Was Made
Purchase amount		1st	2nd	3rd	4th	5th	6th
up to $249,999		4%	4%	3%	2%	2%	1%
$250,000	to
$499,999		3.5%	3%	2%	1%	1%
$500,000	to
$999,999		3%	2%	1%	1%

In determining whether a CDSC is payable, redemptions are taken first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. Redemptions are taken next from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. For partial redemptions, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due.
SFSC receives any CDSC imposed on a redemption of Class B shares.

The Class B shares automatically convert to Class A shares after a fixed period of time, which depends upon the size of the purchase. For purchases up to $249,999, the automatic conversion occurs at the end of the sixth year; for purchases from $250,000 to $499,999, the automatic conversion occurs at the end of the fifth year; and for purchases from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for
Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

Class C Shares. For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed below. Class C shares are subject to higher distribution fees than Class A shares. If you redeem Class C shares in the first year after purchase, you will pay a CDSC in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. In determining whether a CDSC is payable, redemptions are taken first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived.
Redemptions are next taken from the earliest purchase payment from which a redemption or exchange has not already been taken. If you redeem only part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or the redemption request is increased by the amount of any CDSC due. SFSC receives the entire amount of any CDSC paid. For all sales of Class C shares, SFSC intends to make payments to selling broker-dealers, at the time investors purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.

CDSC Waivers. A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

  Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

  Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary’s death;

  Required minimum distributions from a retirement account; and

  Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code.

SFSC may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. No CDSC will apply to Class C share accounts owned by affiliates of SFSC if
SFSC has not paid an initial commission to a selling dealer.

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Other Distribution Matters. Equity Services, Inc, an affiliate of SAM, receives a dealer reallowance equal to the entire sales charge on its sales of Fund shares. As a result, it may be considered an underwriter of the Funds’ shares.

SFSC, SAM and/or an affiliate may pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Sentinel Funds or provide services to Fund shareholders. This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund. Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of the intermediary’s client assets invested in Funds; or the type and nature of services or support furnished by the intermediary. In connection with these payments, the intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the SFSC preferential or enhanced opportunities to promote the Funds. Additional information about these arrangements is available in the Sentinel
Funds’ Statement of Additional Information.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES. The
following highlights the purchase, redemption, and exchange policies and procedures of the Funds, which are generally similar for both Funds. For a more complete discussion of each share class’ purchase, redemption, and exchange policies and procedures, please see the applicable section(s) of the Funds’ Prospectus.

The class structure and purchase and distribution procedures for shares are substantially similar for both Funds. The price of Fund shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the NYSE (usually 4:00 p.m. Eastern time) and received by SFSC prior to the close of its business day will be priced at the net asset value determined that day. The minimum initial investment for the Conservative Allocation Fund is $5,000, except that it is $1,000 for retirement plan accounts.
The minimum initial investment for the High Yield Bond Fund is $1,000. The minimum subsequent investment and the automatic investment plan minimum is $100 for the Conservative Allocation Fund, and $50 for the High Yield
Bond Fund.

Due to the expense of maintaining accounts with small balances, the Funds reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Purchasing Shares. You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange
(“NYSE”) on each day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Check. To purchase shares by check, make your check payable to the “Sentinel Conservative Allocation Fund or
“Sentinel High Yield Fund,” as applicable, or “Sentinel Funds” and mail it to:

Express Mail:
Sentinel Administrative Services, Inc. P.O. Box 1499 Montpelier, VT 05601-1499	Sentinel Administrative Services, Inc. One National Life Drive Montpelier, VT 05604

To make your initial purchase by check, please also fill out an application (one is attached to this Prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries and U.S.
government agencies or institutions that meet verification requirements of the Funds’ transfer agent. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date SASI receives the check, if the check is received prior to the close of business on the NYSE (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). The Funds may charge a fee of $25 for each check returned unpaid due to insufficient funds.

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By Wire. You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the
NYSE and Federal Reserve banks are open for business. To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete an application and return it to SASI.
Your bank may charge you a fee to wire funds. Payments made by wire and received by SASI on any business day are available to the Fund on the next business day.

Online. If you already have an account and have elected to do so, you may purchase shares of the Funds over the
Internet by accessing the Funds’ website at www.sentinelinvestments.com.

By Automatic Investment Plan. This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone. This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning SASI, or accessing our automated telephone system known as “OnCall 24.”

By Facsimile. SASI will generally accept transaction instructions in good form via facsimile from intermediaries if the intermediary has made prior arrangements with SASI. SASI may require the intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

By Government Direct Deposit. You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans’, military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact SASI.

By Payroll Savings Plan. You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact SASI.

Redeeming Shares. You may redeem shares at net asset value, less any applicable CDSC and/or other applicable charge, as of the close of business on the day your instructions are received prior to the close of the NYSE on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail. If your shares are held directly with a Fund, you may sell your shares by providing SASI. with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, we may require the signatures of the registered owner(s) to be guaranteed by an eligible financial institution that meets
SASI’s requirements.

By Telephone. You may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling SASI at 1-800-282-FUND (3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds’ automated voice response system, also limited to a maximum of $250,000.

Neither the Funds, SFSC nor SASI is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses.
In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

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By Facsimile. SASI will generally accept transaction instructions in good form via facsimile from intermediaries if the intermediary has made prior arrangements with SASI. SASI may require the intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online. You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds’ website at www.sentinelinvestments.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

Neither the Funds, SFSC nor SASI is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses.
These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Systematic Withdrawal. You may arrange to receive automatic regular withdrawals from your account.
Withdrawal payments generally should not be considered dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

Redemptions in Kind. Each Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash).

Certain Account Fees and Minimum Account Size. Due to the expense of maintaining accounts with small balances, the Sentinel Funds reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Exchanging Shares. The exchange privileges for shares are substantially similar for both Funds. You may exchange shares of either Fund for shares of the same class of another Sentinel Fund, without charge, by phoning
SASI or by providing appropriate instructions in writing to SASI. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals. New purchases must remain in an account for 15 days before they can be exchanged to another Sentinel Fund. The Funds may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege). The normal minimum account sizes apply to new accounts opened by exchange.

Class A Shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the U.S. Treasury Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into
Class A shares.

Class B Shares. Class B shareholders may exchange into other Funds that offer Class B shares.

Class C Shares. Class C shareholders may only exchange into Sentinel Funds that offer Class C shares, except Class
C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the U.S. Treasury Money Market Fund, a 1.00% CDSC may apply if the U.S. Treasury Money Market Fund shares are then redeemed). The U.S. Treasury Money Market Fund shares may be exchanged back into Class C shares at any time.

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Excessive Trading Policy. Excessive trading (which may be as a result of market timing) by shareholders of a
Sentinel Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders.
Excessive trading may cause a Fund to retain more cash than the Fund’s portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that (i) an investor has a history of excessive trading (generally six or more in-and-out transactions in a Fund over a rolling twelve month period) or (ii) an investor’s trading, in the judgment of the Fund, has been or may be disruptive to the Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment advisor’s asset allocation model) and pre-authorized withdrawals. The Funds’ Chief Compliance Officer may approve waivers of the redemption fees in other circumstances similar to those described.

The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k)
plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement additional procedures that the Funds determine are reasonably designed to achieve the objective of the
Funds’ excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary’s procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds’ books, but that are reasonably designed to achieve the same objective.

The High Yield Bond Fund has also adopted a redemption fee of 2% that will be assessed on the redemption of shares held for 30 days or less. The Conservative Allocation Fund does not have a policy of assessing redemption fees. Redemption fees for the High Yield Bond Fund may not apply to certain transactions if investors or the financial intermediary make SASI aware of the circumstances and provide any requested documentation regarding such circumstances prior to redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, and redemptions related to payment of custodian fees; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.

Redemption fees will also not apply to:

  any single redemption of $5,000 or less;

  accounts of asset allocation programs, lifestyle investment options or investment advisor wrap programs whose trading practices are determined by the Fund not to be detrimental to a Fund or its shareholders, that do not allow frequent trading or market timing and that have policies in place to monitor and address such trading;

  periodic portfolio re-balancing of retirement plans on a pre-arranged schedule with recordkeepers that do not allow frequent trading or market timing and who have policies in place to monitor and address such trading;

  retirement plan sponsor-initiated transfers, such as plan mergers, terminations, changes to fund offerings and service provider changes;

  rollovers of current investments in the Fund through qualified employee benefit plans; and

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  transactions during the initial 90 days of any participant’s default investment in any Fund selected by a retirement plan to be used as a qualified default investment alternative or with a qualified default investment alternative.

Net Asset Value. Net asset value for each Fund is calculated once each business day that the NYSE is open at the close of the NYSE, usually 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund’s outstanding shares. The Funds’ investments are valued as shown below:

  Equity securities that are traded on a national or foreign securities exchange and over-the -counter securities listed in the
  NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, normally 4:00 p.m. Eastern time, each day that the NYSE is open for business.

  Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

  Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

  Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

  Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes.

  Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ board. The board has delegated this responsibility to a pricing committee, subject to its review and supervision.

  Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value.
  The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if
SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

In addition to events that occur between the close of the foreign markets and the Funds’ determination of net asset value, which potentially affect the value of foreign securities, events may occur that are expected to materially affect the value of a Fund’s portfolio securities regardless of whether they are traded on foreign or domestic markets. Upon such events, the Board may value such securities at their fair value. The Board has delegated this responsibility to a pricing committee, subject to their review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (e.g., a halt in trading of the securities of an issuer on an exchange during the trading day or a company report or announcement regarding earnings or a merger) or events affecting securities markets generally (e.g., market volatility, including a substantial upward or downward movement of the
U.S. markets, economic or political news or a natural disaster).

The Funds’ use of fair value pricing is designed to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B or Class C shares, reflecting the higher daily expense accruals of Class B and Class C shares. It is expected,

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however, that the per share net asset value of the classes will tend to converge (although not necessarily meet)
immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

DISTRIBUTION POLICY AND TAXATION: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. The Funds
distribute dividends monthly and capital gains annually. Shareholders may elect to receive all or any part of dividends and/or capital gains distributions in cash, shares of the Fund, or shares of the same class of another
Sentinel Fund. Unless elected otherwise, dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If shareholders elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or
(2) the post office is unable to deliver the check. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions, please call 1-800-282-3863. If your mailing address is not within the U.S. or a military address, you must receive your distributions by check.

You will pay tax on dividends and capital gains distributions from the Funds whether they are received in cash, additional shares or shares of another fund. If you redeem Fund shares or exchange them for shares of another
Sentinel Fund, any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gain are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent a Fund’s distributions are derived from income on debt securities and non-qualifying foreign corporations and/or short-term capital gain, its distributions will not be eligible for this reduced tax rate.

If you are neither a tax resident nor a citizen of the U.S. or are a foreign entity, the Funds’ ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

To a limited extent, dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. It is unlikely that a credit or deduction will be available to shareholders of the Funds with respect to such taxes.

By law, dividends of ordinary income, capital gains distributions and redemption proceeds will be subject to a withholding tax if paid to a shareholder that has not provided a taxpayer identification number or social security number or if the number the shareholder has provided is incorrect.

This section summarizes some of the consequences under current federal tax law of investment in the Funds. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in either of the Funds under all applicable tax laws.

COMPARISON OF PRINCIPAL INVESTMENT RISKS

The High Yield Bond Fund is principally subject to general foreign securities, general fixed-income securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

The Conservative Allocation Fund is principally subject to stock market and selection, sector, general foreign securities, emerging markets, foreign banks and securities depositories, general fixed-income securities, dollar rolls, government securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

We cannot guarantee that any Fund’s investment objective will be achieved. You can find additional information about the securities and investment techniques used by the Funds in the Funds’ Statement of Additional Information.

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Stock Market and Selection Risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that SAM selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Sector Risk. To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector, consult the
Funds’ Statement of Additional Information.

General Foreign Securities Risk. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies.
Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S.
investments in those countries.

Emerging Markets Risk. The risks of foreign investments are usually much greater for the emerging markets in which the Conservative Allocation Fund may invest. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the
International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Because these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the
Conservative Allocation Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Funds’ ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the
Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

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General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations
(a measure of a bond’s sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. While considered investment-grade, bonds in the fourth highest rating category of Moody’s and Standard & Poor’s may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories.

Dollar Rolls Risk. The use of dollar rolls by the Conservative Allocation Fund tends to increase the portfolio turnover of the Fund. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may appreciate above the contracted repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to release the counterparty from its contractual obligation.

Government Securities Risk. Economic, business, or political developments may affect the ability of government-
sponsored guarantors, such as FNMA, FFCB, FHLB and FHLMC, to repay principal and to make interest payments on the securities in which the Conservative Allocation Fund invests. In addition, certain of these securities, including those guaranteed by FNMA, FFCB, FHLB and FHLMC, are not backed by the full faith and credit of the U.S.
government. In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages.
Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

Lower-Quality Bonds Risk. The lower-quality bonds in which the Funds may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds.
Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on SAM’s credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring.
Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund’s investment income would go down.

Zero-Coupon and Similar Bonds Risk. Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities. These securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and, in order to qualify as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended (Code) must distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Derivatives Risk. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative

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instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Not Guaranteed Risk. Neither of the Funds is guaranteed or insured by the U.S. government. The value of each
Fund’s shares is expected to fluctuate.

Portfolio Turnover Risk. The Conservative Allocation Fund had a rate of portfolio turnover of 254% in its 2007 fiscal year. An active trading approach increases this Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

Repurchase Agreements Risk. If the repurchase agreement counterparty defaults on its repurchase obligation, a Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”. Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Restricted and Illiquid Securities Risk. Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers. SAM may determine that certain Rule 144A securities in which the Funds invest are liquid securities under guidelines approved by the Funds’ Board of Directors, and these Rule
144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid
Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid. The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect a Fund’s net asset value.

Securities Lending Risk. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the
Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as dividends and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-
corporate shareholders.

Temporary Defensive Position Risk. If a Fund takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality, money-market instruments, bank deposits, or cash.
If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

The Funds are appropriate for investors who are comfortable with the risks described here. The Funds are appropriate for long-term investors who are not concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

SIGNIFICANT DIFFERENCES. The Conservative Allocation Fund is principally subject to stock market and selection, sector, emerging markets, foreign banks and securities depositories, dollar rolls, government securities, and portfolio turnover risks, which are either not applicable to the High Yield Bond Fund, or as in the case of stock market and selection and sector risks, apply to the High Yield Bond Fund to a significantly lesser extent. Lower quality bonds risk applies to the High Yield Bond Fund to a significantly greater extent than to the Conservative
Allocation Fund. General foreign securities, general fixed-income securities, zero-coupon and similar bonds,

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derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks apply to both the High Yield Bond and Conservative Allocation Funds.

INFORMATION RELATING TO THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that substantially all of the assets and liabilities of the High Yield Bond Fund will be transferred to the Conservative Allocation Fund as of the Effective Time on the Closing Date of the
Reorganization. In exchange for the transfer of these net assets, the Conservative Allocation Fund will issue to the
High Yield Bond Fund, as of the Effective Time of the Reorganization, a number of full and fractional shares of each share class of the Conservative Allocation Fund equal in aggregate net asset value to the aggregate net asset value of the corresponding class of High Yield Bond Fund shares as of the Effective Time of the Reorganization.
Immediately thereafter, the High Yield Bond Fund will distribute these shares of the Conservative Allocation Fund to its shareholders. After distributing these shares, the High Yield Bond Fund will redeem all outstanding shares of its capital stock and will be terminated as a series of the Corporation.

A shareholder of the High Yield Bond Fund owning Class A, Class B or Class C shares as of the Effective Time of the Reorganization will receive Class A, Class B or Class C shares, respectively, of the Conservative Allocation
Fund with the same aggregate net asset value as the shareholder had in Class A, Class B or Class C shares, respectively, of the High Yield Bond Fund as of the Effective Time of the Reorganization. This will be accomplished by the issuance of shares of the Conservative Allocation Fund and the establishment of accounts in the names of the shareholders of the High Yield Bond Fund on the share records of the Conservative Allocation Fund’s transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the
Conservative Allocation Fund due to the shareholders of the High Yield Bond Fund. The Conservative Allocation
Fund will not issue share certificates to shareholders. Shares of the Conservative Allocation Fund to be issued will have no preemptive or conversion rights, except rights with respect to the conversion of Class B shares to Class A shares, as appropriate. The issued and outstanding shares of the High Yield Bond Fund will be returned to the status of authorized but unissued shares of the Corporation. No sales charges or redemption fees will be imposed in connection with the Reorganization.

All amounts received for additional investment in the High Yield Bond Fund after the Meeting, but before the
Effective Time on the Closing Date, which settle prior to the Effective Time on the Closing Date, will be deposited into the High Yield Bond Fund. Active automatic investment plans that currently purchase shares in the High Yield
Bond Fund will be converted so that they automatically invest shares in the Conservative Allocation Fund after the
Reorganization is complete. Active systematic withdrawal plans that currently redeem shares from the High Yield
Bond Fund will be converted so that they automatically redeem shares from the Conservative Allocation Fund after the Reorganization. In addition, all investments by the High Yield Bond Fund’s current shareholders who attempt to purchase additional shares of the High Yield Bond Fund after the Reorganization is complete will be invested in shares of the Conservative Allocation Fund. If you have any questions or concerns about these account options, please contact your financial advisor or call 1-800-282-3863 prior to the Reorganization.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of
Reorganization provides that the consummation of the Reorganization is conditioned upon, among other things: (i)
approval of the Reorganization by the shareholders of the High Yield Bond Fund; (ii) receipt by the Corporation of a tax opinion to the effect that the Reorganization will be tax free for federal income tax purposes to each Fund and the shareholders of the High Yield Bond Fund; and (iii) an opinion from counsel that the shares of the Corporation representing the Conservative Allocation Fund, to be issued to shareholders of the High Yield Bond Fund, are duly authorized and legally issued, fully paid, and non-assessable, and that no shareholder of the Conservative Allocation
Fund has any option, warrant, or preemptive right to subscription or purchase with respect to the Conservative
Allocation Fund. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the
Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Corporation determines the
Reorganization is inadvisable.

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COSTS OF THE REORGANIZATION. SAM and/or an affiliate has agreed to pay the expenses incurred in connection with the Reorganization, including any costs associated with legal expenses and the costs of preparing, filing, printing, and mailing this Proxy Statement/Prospectus and soliciting shareholder votes.

FEDERAL INCOME TAXES. The combination of the High Yield Bond Fund and the Conservative Allocation
Fund is intended to qualify, for U.S. federal income tax purposes, as a tax-free reorganization under Section 368(a)
of the Code. If the Reorganization so qualifies, neither the High Yield Bond Fund nor its shareholders will recognize a gain or a loss as a result of the Reorganization; the aggregate tax basis of the Conservative Allocation Fund’s shares received by shareholders of the High Yield Bond Fund will be the same as the aggregate basis of the High
Yield Bond Fund’s shares for which they are exchanged; and the holding period of the Conservative Allocation
Fund’s shares received by shareholders of the High Yield Bond Fund will include the holding period of the High
Yield Bond Fund shares, provided that such shares were held as capital assets at the time of the Reorganization.

As a condition to the closing of the Reorganization, the Corporation will receive an opinion from tax counsel on the federal income tax consequences of the transaction, based on the existing provisions of the Code, current administrative rules and court decisions. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. No tax ruling from the Internal
Revenue Service regarding the Reorganization has been or will be requested. As a result of the Reorganization, the
Conservative Allocation Fund will succeed to the tax attributes of the High Yield Bond Fund, subject to limitations that could limit the amount of the capital loss carryforwards from periods before the Reorganization that would be available to offset gains after the Reorganization.

In addition, prior to the Closing Date, the High Yield Bond Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the High Yield Bond Fund’s shareholders all of its investment company taxable income for all taxable years to and including the Closing Date and all of its net capital gains realized in all taxable years to and including the Closing Date. Although the Reorganization is intended to qualify as tax free for U.S. federal income tax purposes, any dividend paid by the High Yield Bond Fund may result in taxable income to the High Yield Bond Fund’s shareholders.

The Reorganization will not require the High Yield Bond Fund to dispose of a material portion of its portfolio securities prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the Conservative Allocation Fund, nor will the Reorganization require the Conservative
Allocation Fund to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance its portfolio to comply with its Prospectus limitations. Assets of High Yield Bond Fund will not be sold if, in the judgment of management or tax counsel, such sales would affect the classification of the Reorganization as tax-free for federal income tax purposes. The Conservative Allocation Fund will be subject to certain restrictions regarding the sale of portfolio securities it receives from the High Yield Bond Fund for a limited period of time in connection with the Reorganization being classified a tax-free reorganization for federal income tax purposes.

The Conservative Allocation Fund will succeed to the capital loss carryforwards of the High Yield Bond Fund, which will be subject to the limitations described below. The High Yield Bond Fund has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains during the eight years following the year in which the capital loss was recognized. In the absence of the Reorganization, most of these capital loss carryforwards would expire if not used by the end of the High Yield Bond Fund’s taxable year ending November 30, 2009. Because the taxable year of the High Yield Bond Fund will end on the Closing Date of the Reorganization, the Reorganization will cause these loss carryforwards to expire one year earlier, on November
30, 2008. It is likely that the High Yield Bond Fund will undergo an “ownership change” for tax purposes in the
Reorganization. As a result, use of the capital loss carryforwards of the High Yield Bond Fund by the Conservative
Allocation Fund after the Reorganization will be limited by the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally the product of the net asset value of the High Yield Bond Fund immediately before the ownership change and a rate established by the IRS for the month of the Closing Date (such rate is 4.71% for July, 2008)). Any losses that could not be used under this limitation may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit.

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Shareholders of the High Yield Bond Fund should consult their tax advisors regarding the effect, if any, of the
Reorganization in light of their individual circumstances. Also, because the above discussion related only to federal income tax consequences of the Reorganization, those shareholders should also consult their tax advisors about foreign, state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION. The following table sets forth, as of July 22, 2008: (a) the unaudited capitalization of each
Fund and (b) the unaudited pro forma combined capitalization of the Conservative Allocation Fund assuming the
Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily
Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
High Yield Bond
Class A
Class B
Class C
Conservative Allocation
Class A
Class B
Class C
Pro Forma – Conservative Allocation[1]
Class A
Class B
Class C
[1] Assuming the impact of the Reorganization.

REASONS FOR THE REORGANIZATION

At a meeting held on June 5, 2008, the Board reviewed the proposed Reorganization. The Board received detailed information, including materials describing the Reorganization in terms of net assets, current and pro forma expenses, performance, comparative investment objectives, policies, and restrictions and federal income and tax consequences.

After consideration, the Board, including the Independent Directors, approved submission of the proposed
Reorganization to shareholders of the High Yield Bond Fund, concluding that participation in the Reorganization is in the best interests of the Corporation, the High Yield Bond Fund and shareholders of the High Yield Bond Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. In particular, the Board reached the following conclusions:

The Terms and Conditions of the Reorganization. The Board approved the terms of the Reorganization Plan and, in particular, the requirement that the transfer of the High Yield Bond Fund’s assets in exchange for shares of the
Conservative Allocation Fund will be at net asset value. In this regard, the Board noted that the terms of the
Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also directed that the Reorganization would be submitted to the High Yield Bond Fund shareholders for approval.

Expense Ratios. The Board noted that the pro forma expenses reflect an expected decrease in total annual expenses for each class of shares.

The Comparative Performance Records. The Board reviewed comparative performance information, taking into account performance over both the short term and for the life of the Funds. The Board noted the generally more favorable overall performance of the Conservative Allocation Fund, including for all the one year, three year and five year periods ending April 30, 2008.

Compatibility of Investment Objectives, Strategies and Policies. The Board noted that the investment objectives of the Funds both focus primarily on seeking high current income. The High Yield Bond Fund is committed to pursue that objective primarily through investments in lower quality bonds. On the other hand, the Conservative Allocation

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Fund, while it may to a very significant but lesser extent also invest in lower quality bonds, must also invest significantly in more conservative investment grade bonds, and may in the discretion of SAM also invest to a materially greater extent in common stocks, which may provide more potential for long term appreciation, but potentially with more price volatility.

Assumption of Liabilities. The Board took note of the fact that, under the Reorganization Plan, the Conservative
Allocation Fund expects to assume all of the liabilities of the High Yield Bond Fund.

Tax Consequences. The Board noted that the Reorganization is expected to qualify for U.S. federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the High Yield Bond Fund will not recognize a gain or loss for federal income tax purposes as a result of the Reorganization. However, the
High Yield Bond Fund will declare a dividend just prior to the Reorganization, which may result in taxable income to the Fund’s shareholders. The Board also noted that the unexpired capital loss carryforwards of the High Yield
Bond Fund, to the extent they exceeded the amount of capital gains generated by the High Yield Bond Fund prior to the Reorganization would be available to offset capital gains realized by the Conservative Allocation Fund after the
Reorganization, although the amount of gains that could be used in any year would be limited.

Shareholder Liabilities and Rights. The Board noted that there would be no substantial change in potential shareholder liability or in shareholder rights as a result of the Reorganization.

Service Features. The Board noted that there would be no significant change in the services available to the shareholders of the High Yield Bond Fund as a result of the Reorganization.

Merger Expenses. The Board noted that SAM and/or an affiliate has agreed to pay the expenses incurred in connection with the Reorganization, including any costs associated with legal expenses and the costs of preparing, filing, printing and mailing this Proxy Statement/ Prospectus and soliciting shareholder votes.

The Board also considered alternatives to this Reorganization and concluded that, considering these alternatives, the
Reorganization is the course of action that is in the best interests of the Corporation and the High Yield Bond Fund and its shareholders.

Based on this information, the Board recommends that the shareholders of the High Yield Bond Fund vote “FOR” the Reorganization.

SHAREHOLDER RIGHTS

GENERAL INFORMATION. Both Funds are series of the Corporation. Originally incorporated in the State of
Delaware on December 5, 1933, the Corporation became a Maryland corporation on February 28, 1973. The
Corporation is governed by its Charter and Bylaws, as each may be supplemented or amended from time to time.
The Corporation is also governed by applicable Maryland law, specifically the Maryland General Corporation Law
(“MGCL”). The Reorganization will not result in material differences in shareholder rights.

AUTHORIZED SHARES. The Corporation is authorized to issue 2,940,000,000 shares of common stock, $0.01 par value per share, classified and designated as described below.

Class A		Number of Shares Allocated
Sentinel Conservative Allocation Fund		20,000,000
Sentinel High Yield Bond Fund		30,000,000

Class B		Number of Shares Allocated
Sentinel Conservative Allocation Fund		10,000,000
Sentinel High Yield Bond Fund		20,000,000

Class C		Number of Shares Allocated
Sentinel Conservative Allocation Fund		10,000,000
Sentinel High Yield Bond Fund		10,000,000

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The remaining shares are classified and designated as other series and classes of the Corporation. Except as noted
previously for the conversion of Class B shares into Class A shares, the shares of the Corporation have no conversion, preemptive or subscription rights.

VOTING RIGHTS. The holders of all shares of stock of the Corporation shall vote as a single class, except as may be required by Maryland law, the 1940 Act or any other law or applicable order, rule, regulation or interpretation issued by the SEC. However, the Charter provides that with respect to any matter that affects one or more (but less than all) series of stock, the holders of only the affected series are entitled to vote on the matter. Each outstanding share, regardless of class, is entitled to either, in the discretion of the Board, (a) one vote for each dollar of net asset value per share or (b) one vote for each share on each matter submitted to a vote at a meeting of stockholders.

SHAREHOLDER MEETINGS. The Corporation is not required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. In the event that the
Corporation is required to hold a meeting of stockholders to elect directors under the 1940 Act, such meeting shall be designated the annual meeting of stockholders for that year and shall be held on a date and at the time set by the
Board in accordance with the MGCL. The chairman of the Board, president, chief executive officer or the Board may call a special meeting of the stockholders. Subject to certain requirements, a special meeting of stockholders shall also be called by the secretary of the Corporation upon the written request of stockholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting.

ELECTION AND TERM OF DIRECTORS. If necessary, Directors are elected at the annual meeting of stockholders or a special meeting held for that purpose. If no annual meeting of the stockholders of the Corporation is required to be held in a particular year pursuant to the Bylaws, Directors will be elected at the next annual meeting held. Each Director serves until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. The Board has a policy that at the March meeting of the Board after a Director attains the age of 72, such Director will resign.

SHAREHOLDER LIABILITY. Maryland law provides that shareholders of a corporation are generally not liable for the corporation’s debts and obligations.

DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION. Maryland law permits a corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. The Charter contains a provision that eliminates directors’ and officers’ liability to the fullest extent permitted by the MGCL. The Charter further provides that this limitation on liability applies to events occurring at the time a person serves as an officer or director of the Corporation whether or not such person is a director or officer at the time of a proceeding in which liability is asserted.

Maryland law requires a corporation (unless its charter provides otherwise, which the Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii)
was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or in our right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

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In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met. The
Charter authorizes the Corporation, to the maximum extent permitted by Maryland law, to obligate the Corporation to indemnify and advance expenses to its currently acting and former directors and officers. The Corporation’s
Bylaws obligate the Corporation to provide such indemnification and advance of expenses. The Charter and Bylaws also permit the Corporation to indemnify and advance expenses to any individual who served its predecessor in any of the capacities described above and any employee or agent of the Corporation or its predecessor.

The Bylaws also provide that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, the
Corporation maintains directors and officers liability insurance with maximum aggregate coverage of $15 million under which the Directors are named insureds. The Corporation also has agreed pursuant to indemnification agreements to indemnify, and advance expenses to the Independent Directors if made a party or threatened to be made a party to a Proceeding (as defined in each indemnification agreement).

The foregoing is only a summary of certain rights of stockholders of the Corporation under its Charter, Bylaws and the MGCL, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and the MGCL directly for a more thorough description.

MORE INFORMATION ABOUT THE FUNDS

Information about the historical performance of the Conservative Allocation Fund is contained in Exhibit B.
Additional information about the Conservative Allocation Fund, including information concerning operations and management of the Fund, is included in the Funds’ Prospectus and Statement of Additional Information, dated
March 28, 2008 and April 4, 2008, respectively, as they may be amended and/or supplemented.

Information about the High Yield Bond Fund is also included in the Funds’ Prospectus and Statement of Additional
Information, dated March 28, 2008 and April 4, 2008, respectively, as they may be amended and/or supplemented, which are incorporated by reference (with respect to the High Yield Bond Fund) into this Proxy
Statement/Prospectus.

The Funds’ Prospectus and Statement of Additional Information are available upon request and without charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling toll-free at 1-800-282-
3863. They have also been filed with the SEC.

The Funds are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940
Act, and, in accordance with those Acts, file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Room maintained by the SEC at 100 F. Street, N.E., Washington, D.C. 20549. Copies of such materials (at prescribed rates) can also be obtained from the SEC by contacting the SEC: by mail at Securities and Exchange Commission,
Office of Investor Education and Advocacy, 100 F Street N.E., Washington, D.C. 20549, by phone at 1-202-551-
8090, or by e-mail at publicinfo@sec.gov. The SEC maintains a web site at http://www.sec.gov that contains reports and other information about the Funds.

FINANCIAL HIGHLIGHTS. The fiscal year end of the Funds is November 30. The financial highlights of the
Conservative Allocation Fund are contained in Exhibit B and have been audited by PricewaterhouseCoopers LLP, the Funds’ registered independent public accounting firm.

The financial highlights of the High Yield Bond Fund are contained in the Funds’ Prospectus dated March 28, 2008, and have been audited by PricewaterhouseCoopers LLP, the Funds’ registered independent public accounting firm.
That Prospectus, including the financial highlights, (with respect to the High Yield Bond Fund) is incorporated by reference into this Proxy Statement/Prospectus.

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BOARD RECOMMENDATION

The Board recommends that you vote “FOR” the Reorganization of the High Yield Bond Fund.

VOTING MATTERS

GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The solicitation may also include e-mail, telephone, facsimile, Internet, or oral communications by certain employees of SAM or an affiliate, who will not be paid for these services and/or by
Computershare, a professional proxy solicitor, for an estimated fee of $8909.15 plus per vote charges. Brokers and other nominees may be reimbursed for their reasonable expenses in communicating with the person(s) for whom they hold shares of the High Yield Bond Fund.

VOTING RIGHTS AND REQUIRED VOTE. Shareholders of the High Yield Bond Fund on the record date are entitled to one vote for each share held. All Classes of the Fund will vote together as one class on the
Reorganization. One-third of all votes entitled to be cast of the High Yield Bond Fund, present in person or by proxy, constitutes a quorum for the Fund. Approval by the High Yield Bond Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the 1940 Act. Under Section 2(a)(42) of the 1940 Act, the vote of a majority of outstanding voting securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called (A)
of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than
50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than
50% of the outstanding voting securities of such company, whichever is less.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or if no instructions are provided, the shares will be voted “FOR” the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Any other matters properly brought before the Meeting will be voted in the discretion of the persons named as proxies.
For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted. For this reason, abstentions will have the effect of a vote against the Reorganization. Broker non-votes are not expected to be generated for this meeting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary or
Assistant Secretary of the Corporation a written notice of revocation or a later dated proxy or by attending the
Meeting and voting in person.

If sufficient votes in favor of the Reorganization set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the affirmative vote of a majority of votes cast at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting without further notice to a date not more than 120 days after the Record Date (as defined below) for the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting. Therefore, whether you instruct a vote for or against the Reorganization or instruct the proxy to abstain from voting on the
Reorganization, those persons will be authorized and are expected to vote in favor of an adjournment if sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting.

RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of an High Yield Bond Fund at the close of business on the NYSE on July 22, 2008 (“Record Date”) are entitled to notice of and to vote at the
Meeting and at any postponement or adjournment thereof. At the close of business on the NYSE on the Record
Date, there were [ ]shares of the High Yield Bond Fund outstanding and entitled to vote at the
Meeting.

27

NY1 6661463v.8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. As of the Record
Date, the current officers and directors of the Corporation in the aggregate beneficially owned less than 1% of the
Class A, Class B and Class C shares of each Fund.

As of the Record Date, the following persons were the only other persons who were record owners (or to the knowledge of the Corporation, beneficial owners) of 5% or more of the outstanding shares of the Class identified of the High Yield Bond Fund and/or more than 25% of the High Yield Bond Fund:

Name/Address	Percentage of	Percentage of	Percentage of	Percentage of
	Class A	Class B	Class C	Fund

If the Reorganization had occurred on the Record Date, the following persons would have owned the following percentages of the Conservative Allocation Fund:

Name/Address	Percentage of	Percentage of	Percentage of	Percentage of
	Class A	Class B	Class C	Fund

Any person owning more than 25% of the Fund’s shares may be considered a “controlling person” of the Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in the discretion of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries about the Funds may be addressed to the Sentinel Funds at One National Life Drive,
Montpelier, VT 05604.

Whether Or Not You Expect To Be Present At The Meeting, We Encourage You To Authorize Your Vote By
Proxy. You May Authorize Your Vote By Proxy By Calling The Phone Humber Listed On Your Proxy Card,
Visiting The Website Listed On Your Proxy Card or Completing, Signing, Dating and Returning The Proxy
Card Using The Enclosed Postage Prepaid Envelope.

By Order of the Board of Directors,

Lindsay E. Staples Assistant Secretary Sentinel Group Funds, Inc. Montpelier, Vermont August 20, 2008

28

NY1 6661463v.8

EXHIBIT A PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION is dated as of June 5, 2008 (“Plan”), and has been adopted by the Board of
Directors (“Board”) of Sentinel Group Funds, Inc., a Maryland corporation (“Corporation”), to provide for the
Reorganization (as defined below) of the Sentinel High Yield Bond Fund (“High Yield Bond Fund”) into the
Sentinel Conservative Allocation Fund (“Conservative Allocation Fund”). The High Yield Bond Fund and the
Conservative Allocation Fund are sometimes referred to collectively, as the “Funds” and, individually, as a “Fund.”
The shares of Conservative Allocation Fund are designated into three classes: Class A, Class B and Class C. Class
A shares of the Conservative Allocation Fund will be issued, as described below, to the Sentinel High Yield Bond
Fund Class A shareholders. Class B shares of the Conservative Allocation Fund will be issued, as described below, to the Sentinel High Yield Bond Fund Class B shareholders. Class C shares of the Conservative Allocation Fund will be issued, as described below, to the Sentinel High Yield Bond Fund Class C shareholders. The shares of the
Conservative Allocation Fund are “Conservative Allocation Fund Shares.”

PRELIMINARY STATEMENTS

A. Each Fund is a series of the Corporation, which is an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”).

B. The Board has approved this Plan and determined that the Reorganization is advisable and in the best interests of the Corporation and each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of its Reorganization.

C. This Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section
368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”).

PROVISIONS

1. PLAN OF REORGANIZATION.

(a) As of the Effective Time (as that term is defined in Paragraph 7), the High Yield Bond Fund will assign, deliver and otherwise transfer substantially all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Plan, and assign all liabilities, other than those (if any) for which specific reserves have been set aside, to the Conservative Allocation Fund. The Conservative
Allocation Fund shall acquire these assets and shall assume these liabilities in exchange for the issuance to the shareholders of the Class A, Class B and Class C shares of the High Yield Bond Fund that number of full and fractional Class A, Class B and Class C shares, respectively, of the Conservative Allocation Fund having an aggregate net asset value equal to the aggregate net asset value of the applicable class of shares of the High Yield
Bond Fund issued and outstanding immediately prior to the Effective Time. These transactions are referred to as the
“Reorganization.”

(b) The assets and liabilities of each class of the High Yield Bond Fund shall be exclusively assigned to and assumed by the corresponding class of the Conservative Allocation Fund. All assigned debts, liabilities, obligations and duties of each class of the High Yield Bond Fund, to the extent that they exist at or after the Effective Time, shall after the Effective Time, attach to the corresponding class of the Conservative Allocation Fund Shares and may be enforced against such class of the Conservative Allocation Fund to the same extent as if the same had been incurred by the Conservative Allocation Fund. If the High Yield Bond Fund is unable to make delivery of any of its portfolio securities, pursuant to this Paragraph, to the Conservative Allocation Fund because any of such securities purchased by the High Yield Bond Fund have not yet been delivered to it by the High Yield Bond Fund’s broker or brokers, then, in lieu of such delivery, the High Yield Bond Fund shall deliver to the Conservative Allocation Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by the Conservative Allocation Fund, including brokers’ confirmation slips.

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NY1 6661463v.8

(c) In determining contingent deferred sales charges applicable to Conservative Allocation Fund Shares issued in the
Reorganization, the Conservative Allocation Fund shall give each holder thereof credit for the period during which such holder held the shares of the High Yield Bond Fund, in exchange for which such Conservative Allocation Fund
Shares were issued. In addition, front-end sales charges will not apply to shares of the Conservative Allocation Fund issued to the High Yield Bond Fund shareholders in the Reorganization.

2. TRANSFER OF ASSETS. The assets of the High Yield Bond Fund to be acquired by the Conservative
Allocation Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill, and intangible property, and deferred or prepaid expenses, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the
High Yield Bond Fund, and other property owned by the High Yield Bond Fund as of the Effective Time.

3. VALUATION OF ASSETS AND LIABILITIES. With respect to the High Yield Bond Fund, the value of its assets and liabilities shall be the value of such assets and liabilities computed as of the time at which its net asset value is calculated at the close of business on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, on the business day immediately prior to the Effective Time. In determining the value of the securities transferred by the High Yield Bond Fund to the Conservative Allocation Fund, each security shall be priced in accordance with the pricing policies and procedures of the Conservative Allocation Fund as described in its then-current Prospectus and
Statement of Additional Information.

4. LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND. As of the Effective Time of the
Reorganization and the consummation of the transactions described in Paragraph 1 of this Plan, the Corporation shall take such additional steps as are necessary to liquidate, redeem all outstanding shares of capital stock of the
High Yield Bond Fund and terminate the High Yield Bond Fund as a series of the Corporation.

5. TAX REPRESENTATION. Each of the High Yield Bond Fund and the Conservative Allocation Fund represents to the other that, for each of its taxable years (including, in the case of the High Yield Bond Fund, the period ending on the Closing Date of the reorganization) such Fund has met or expects to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has satisfied the distribution requirements imposed by the Code for each of its taxable years and has been eligible to and has computed its federal income tax under Section 852 of the Code.

6. CONDITIONS OF THE REORGANIZATION. Consummation of the Reorganization is subject to the following conditions:

(a) SHARES TO BE ISSUED UPON THE REORGANIZATION. The issuance of Conservative Allocation Fund
Shares will have been duly authorized and, when issued in accordance with the Plan and the resolutions of the Board authorizing their issuance, will be legally issued, fully paid, and non-assessable. Conservative Allocation Fund
Shares will be duly registered in conformity with applicable federal and state securities laws. No shareholder of the
Conservative Allocation Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the applicable Conservative Allocation Fund Shares.

(b) MARKETABLE TITLE TO ASSETS. The High Yield Bond Fund will have, as of the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer, and deliver, the assets to be transferred to the Conservative Allocation Fund. Upon delivery and payment for these assets, the Conservative
Allocation Fund will have good and marketable title to the assets without restriction on the transfer of the assets.

(c) TAXES. As of the Effective Time, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed by the date required by law (including any extensions and are or will be correct in all material respects, and all federal and other taxes (including backup withholding and other withholding taxes)
shown or required to be shown as due on such returns or reports or otherwise due shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

A-2

NY1 6661463v.8

(d) OPINION OF COUNSEL. The Corporation shall have received opinions of counsel, with respect to the
Reorganization, based upon customary representations and assumptions, in form reasonably satisfactory to the
Corporation and dated as of the Effective Time of the Reorganization, to the effect that:

(1) the Conservative Allocation Fund Shares to be issued to the High Yield Bond Fund, as provided for by this
Plan, are duly authorized and upon issuance pursuant to the terms of this Plan and the resolutions of the Board authorizing their issuance against payment of the consideration set forth in this Plan, will be legally issued, fully paid, and non-assessable, and no shareholder of the Conservative Allocation Fund has any option, warrant, or preemptive right to subscription or purchase of such Conservative Allocation Fund Shares under the Corporation’s
Charter or the Maryland General Corporation Law;

(2) the Conservative Allocation Fund Shares and High Yield Bond Fund Shares are duly classified as shares of common stock of the Corporation.

(3) the consummation of the transactions contemplated by this Plan will not violate the Charter or Bylaws or any material agreement known to such counsel to which the Corporation, on behalf of any of the Funds, is a party or by which it is bound;

(4) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Corporation of the transactions contemplated by this Plan, except such as have been obtained under the Securities Act of 1933, state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules, and regulations; and

(5) each Fund is registered as a series of an investment company under the 1940 Act and such registration with the Securities and Exchange Commission as an investment company or series thereof under the 1940 Act is in full force and effect.

Such opinion or a related document: (a) may state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14
Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Funds with certain officers of the Corporation and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14
Registration Statement, and any amendment thereof or supplement thereto, the Form N-14 Registration Statement or any amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) may state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Funds contained or incorporated by reference in the Form N-14
Registration Statement; and (c) may state that such opinion is solely for the benefit of the Corporation and its Board and officers. In giving such opinion, counsel may rely upon officers’ certificates and certificates of public officials.

(e) The Corporation shall have received on or before the Effective Time opinions of counsel satisfactory to the
Corporation, based upon customary representations and assumptions, substantially to the effect that the
Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code that the
High Yield Bond Fund and the Conservative Allocation Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, and that the Reorganization will have the following federal income tax consequences for the High Yield Bond Fund’s shareholders, the High Yield Bond Fund, and the Conservative
Allocation Fund:

(1) No gain or loss will be recognized by the High Yield Bond Fund upon the transfer of its assets in exchange solely for the Conservative Allocation Fund Shares and the assumption by the Conservative Allocation Fund of its liabilities or on the distribution of Conservative Allocation Fund Shares to High Yield Bond Fund shareholders;

(2) No gain or loss will be recognized by the Conservative Allocation Fund on receipt of the High Yield Bond
Fund’s assets and the assumption by the Conservative Allocation Fund of the High Yield Bond Fund’s liabilities in exchange for Conservative Allocation Fund Shares;

A-3

NY1 6661463v.8

(3) No gain or loss will be recognized by the High Yield Bond Fund’s shareholders on the receipt of the
Conservative Allocation Fund Shares;

(4) The Conservative Allocation Fund’s holding period for the assets acquired from the High Yield Bond Fund will include the period during which such assets were held by the High Yield Bond Fund;

(5) The holding period of Conservative Allocation Fund Shares, both full and fractional, received by the High
Yield Bond Fund’s shareholders will include the holding period of the High Yield Bond Fund Shares, provided that the High Yield Bond Fund Shares were held as capital assets on the date of Reorganization;

(6) The aggregate basis of Conservative Allocation Fund Shares, both full and fractional, received by the High
Yield Bond Fund’s shareholders will be the same as the aggregate basis of the High Yield Bond Fund Shares; and

(7) The tax basis of the assets acquired by the Conservative Allocation Fund in the Reorganization will be the same as the tax basis of those assets to the High Yield Bond Fund immediately before the Reorganization.

(8) The Conservative Allocation Fund will succeed to and take into account certain tax attributes of the High
Yield Bond Fund, subject to the limitations of the Code. The tax year of the High Yield Bond Fund will end on the date of its Reorganization.

(f) With respect to the Reorganization, the Board, at a meeting duly called for such purpose, shall have (1) approved this Plan and the transactions contemplated herein, (2) authorized the issuance of the applicable Conservative
Allocation Fund Shares as of the Effective Time pursuant to the terms and provisions of this Plan, and (3) directed the submission of the approval of the Plan and the related transactions to the shareholders of the High Yield Bond
Fund for approval at a special meeting of shareholders of such Fund.

(g) With respect to the Reorganization, the shareholders of the High Yield Bond Fund, at a special meeting of shareholders of such Fund, shall approve this Plan and the transactions contemplated herein, in accordance with applicable law.

(h) The Corporation will not take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code or results in the failure of the Reorganization to qualify as a “reorganization” with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the Corporation will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to deliver the tax opinions contemplated in this Plan, including providing a certificate to counsel containing such customary factual representations as counsel shall have reasonably requested

(i) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets pursuant to
Section 3 of this Agreement, the High Yield Bond Fund shall declare a dividend or dividends, with a record and ex-
dividend date prior to the valuation of the assets, which together with all previous dividends shall have the effect of distributing to shareholders of the High Yield Bond Fund all of its investment company taxable income for all taxable periods ending on or before the Effective Time (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the
Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Effective Time, and all of its net capital gain realized in all taxable periods ending on or before the
Effective Time (after reduction for any capital loss carryforward).

7. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of an High Yield Bond Fund’s assets for the
Conservative Allocation Fund Shares shall be as of the close of the New York Stock Exchange on September 26,
2008, or at such other time and date as fixed by the Board or any duly authorized officer of the Corporation
(“Effective Time”).

8. TERMINATION. The Reorganization may be terminated and abandoned by resolution of the Board, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board, make proceeding

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NY1 6661463v.8

with the Reorganization inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Conservative Allocation Fund, the High Yield Bond Fund, the Corporation, or the Corporation’s
Board or officers.

9. AMENDMENT AND WAIVER. This Plan may be amended, modified, or supplemented at any time (to the fullest extent permitted by law) upon authorization by the Board, with or without shareholder approval;
PROVIDED, THAT no amendment may have the effect of changing the provisions for determining the number or value of the Conservative Allocation Fund Shares to be paid to the High Yield Bond Fund’s shareholders under this
Plan to the detriment of the High Yield Bond Fund’s shareholders without further shareholder approval. The Board or any duly authorized officer of the Corporation, may waive any condition to the consummation of the
Reorganization if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of each Fund.

10. FEES AND EXPENSES. Sentinel Asset Management, Inc. and/or an affiliate shall bear equally the expenses of the Reorganization; except that the Conservative Allocation Fund shall bear the expenses of qualifying the
Conservative Allocation Fund Shares in the various states.

11. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of
Maryland.

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NY1 6661463v.8

EXHIBIT B

ADDITIONAL INFORMATION ABOUT THE CONSERVATIVE ALLOCATION FUND

FUND PERFORMANCE

The following bar chart and table provide indications of the risks of investing in the Fund by showing changes in the
Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar charts show changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period.

Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Sentinel Conservative Allocation

Inception: March 10, 2003[1] Total Return (%)

7.9	1.0	9.6	6.6
04	05	06	07

During the period(s) shown in the above bar chart, the highest return for a quarter was 5.22% (quarter ended
December 31, 2004) and the lowest return for a quarter was -1.14% (quarter ended June 30, 2004).

Average Annual Total Return
The table below compares for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary. After-
tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell
Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2006 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income.
However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2006.

For the periods ended		Since
December 31, 2007	Past One Year	Inception[1]
Return Before Taxes: Class A	1.23	7.92
Return After Taxes on Distributions: Class A	0.11	6.32
Return After Taxes on Distributions and Sale of Fund Shares:	1.14	6.01
Class A2
Return Before Taxes: Class B	1.83	7.92
Return Before Taxes: Class C	4.67	8.25
Lehman Brothers U.S. Aggregate Bond Index[3]	6.97	4.19
Standard & Poor’s 500 Index[4]	5.49	15.32

[1]	From inception on March 10, 2003.

[2]

Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

[3]

The Lehman Brothers U.S. Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index’s total return consists of price appreciation/depreciation plus income as a percentage of the original investment.

[4]	The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

B-1

NY1 6661463v.8

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Conservative Allocation Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Fund’s Annual Report to Shareholders, which is available upon request.

		Income from Investment Operations					Less Distributions
		Net asset	Net	Net gains or		Dividends
				losses
				on securities
Fund/	Fiscal year	value,	investment	(both	Total from	(from net	Distributions		Net asset	Total
Share	(period	beginning of	income	realized and	investment	investment	(from realized	Total	value,	return
Class	ended)	period	(loss)	unrealized)	operations	income)	gains)	distributions	end of period	(%)
Conservative Allocation Class A^
	11/30/03 (C)	10.00	0.32	1.23	1.55	0.30	-	0.30	11.25	15.61++
	11/30/04	11.25	0.40	0.65	1.05	0.48	-	0.48	11.82	9.58
	11/30/05	11.82	0.41	(0.15)	0.26	0.43	0.23	0.66	11.42	2.27
	11/30/06	11.42	0.42	0.60	1.02	0.46	0.21	0.67	11.77	9.31
	11/30/07	11.77	0.38	0.39	0.77	0.49	0.19	0.68	11.86	6.77
Conservative Allocation Class B^
	11/30/03(C)	10.00	0.25	1.25	1.50	0.26	-	0.26	11.24	15.11++
	11/30/04	11.24	0.31	0.64	0.95	0.39	-	0.39	11.80	8.65
	11/30/05	11.80	0.31	(0.15)	0.16	0.34	0.23	0.57	11.39	1.42
	11/30/06	11.39	0.34	0.58	0.92	0.37	0.21	0.58	11.73	8.37
	11/30/07	11.73	0.29	0.40	0.69	0.40	0.19	0.59	11.83	5.99
Conservative Allocation Class C^
	11/30/03(C)	10.00	0.27	1.25	1.52	0.27	-	0.27	11.25	15.29++
	11/30/04	11.25	0.32	0.63	0.95	0.40	-	0.40	11.80	8.70
	11/30/05	11.80	0.33	(0.14)	0.19	0.37	0.23	0.60	11.39	1.62
	11/30/06	11.39	0.31	0.59	0.90	0.34	0.21	0.55	11.74	8.23
	11/30/07	11.74	0.26	0.41	0.67	0.38	0.19	0.57	11.84	5.82
High Yield Bond Class A
	11/30/03	$7.48	$ 0.63	$ 0.71	$ 1.34	0.62	$ -	$ 0.62	$8.20	18.71
	11/30/04	8.20	0.56	0.16#	0.72	0.57	-	0.57	8.35	9.09#
	11/30/05	8.35	0.55	(0.46)	0.09	0.54	-	0.54	7.90	1.11
	11/30/06	7.90	0.51	0.14	0.65	0.51	-	0.51	8.04	8.50
	11/30/07	8.04	0.53	(0.35)	0.18	0.53	-	0.53	7.69	2.22
High Yield Bond Class B
	11/30/03	7.47	0.57	0.72	1.29	0.57	$ -	0.57	8.19	17.87
	11/30/04	8.19	0.51	0.14#	0.65	0.51	-	0.51	8.33	8.14#
	11/30/05	8.33	0.48	(0.46)	0.02	0.47	-	0.47	7.88	0.18
	11/30/06	7.88	0.43	0.15	0.58	0.43	-	0.43	8.03	7.67
	11/30/07	8.03	0.45	(0.35)	0.10	0.46	-	0.46	7.67	1.19
High Yield Bond Class C
	11/30/03	7.53	0.55	0.72	1.27	0.54	$ -	0.54	8.26	17.54
	11/30/04	8.26	0.48	0.16#	0.64	0.48	-	0.48	8.42	8.03#
	11/30/05	8.42	0.48	(0.46)	0.02	0.46	-	0.46	7.98	0.23
	11/30/06	7.98	0.44	0.14	0.58	0.43	-	0.43	8.13	7.49
	11/30/07	8.13	0.45	(0.35)	0.10	0.46	-	0.46	7.77	1.18

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NY1 6661463v.8

Ratios/ Supplemental Data
		Ratio of expenses	Ratio of expenses to		Ratio of net investment
				Ratio of net
		to	average		income (loss)

Net assets	Ratio of	average net	net assets before	Investment	to average net assets before	Portfolio
at	expenses	assets	contractual	income
end of	to average net	before custodian	and voluntary	(loss) to average	contractual and voluntary	turnover
period		fee	expense	net	expense	rate
(000	assets (%)	credits (%)	reimbursements	assets (%)	reimbursements (%)	(%)
omitted)			(%)***
38,147	1.17+	1.17+	1.17+	3.94+	3.94+	131++

52,951	1.17	1.17	1.17	3.52	3.52	136
55,829	1.15	1.16	1.16	3.60	3.60	174
38,175	1.25	1.26	1.26	3.73	3.73	204

38,193	1.26	1.28	1.28	3.21	3.21	254

8,782	1.92+	1.93+	1.93+	3.21+	3.21+	131++

13,497	1.99	1.99	1.99	2.73	2.73	136
14,037	1.98	1.98	1.98	2.78	2.78	174
12,007	2.12	2.13	2.13	2.87	2.87	204

10,403	2.04	2.07	2.07	2.43	2.43	254

5,771	1.59+	1.60+	1.60+	3.49+	3.49+	131++

9,114	1.84	1.84	1.84	2.90	2.90	136
9,875	1.84	1.85	1.85	2.91	2.91	174
6,540	2.23	2.24	2.24	2.74	2.74	204
7,479	2.23	2.25	2.25	2.24	2.24	254
$110,431	1.18	1.19	1.19	7.85	7.85	86
149,886	1.16	1.16	1.16	6.83	6.83	78
107,308	1.22	1.22	1.22	6.67	6.67	73
55,500	1.29	1.31	1.31	6.32	6.32	79
44,728	1.29	1.31	1.31	6.57	6.57	83
45,061	1.95	1.96	1.96	7.22	7.22	86
31,471	2.08	2.08	2.08	5.97	5.97	78
21,510	2.13	2.14	2.14	5.75	5.75	73
16,406	2.15	2.16	2.16	5.45	5.45	79
11,366	2.20	2.22	2.22	5.65	5.65	83
13,143	2.16	2.17	2.17	6.93	6.93	86
13,921	2.13	2.13	2.13	5.89	5.89	78
10,529	2.16	2.17	2.17	5.72	5.72	73
7,506	2.19	2.20	2.20	5.42	5.42	79
5,533	2.28	2.30	2.30	5.57	5.57	83

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period.
Neither an initial sales charge or CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.
+ Annualized.
++ Not Annualized.
^ Name change. Formerly the Sentinel Capital Markets Income Fund prior to November 1, 2006.
(C) Commenced operations March 10, 2003
** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.
*** Expense reductions are comprised of the contractual and voluntary expense reimbursements.
Amounts designated as “-“ are either zero or represent less than $0.005 or $(0.005)

B-3

NY1 6661463v.8

STATEMENT OF ADDITIONAL INFORMATION August 20, 2008

HIGH YIELD BOND FUND A SERIES OF SENTINEL GROUP FUNDS, INC. One National Life Drive Montpelier, VT 05604 1-800-282-3863

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy
Statement/Prospectus dated August 20, 2008 for the Special Meeting of Shareholders of the High Yield Bond Fund,
a series of the Corporation, scheduled to be held on September 24, 2008. Copies of the Proxy Statement/Prospectus
may be obtained at no charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or
by calling 1-800-282-3863. Unless otherwise indicated, capitalized terms used in this Statement of Additional
Information and not otherwise defined have the same meanings as are given to them in the Proxy
Statement/Prospectus.

Further information about each of the High Yield Bond Fund and Conservative Allocation Fund, each a series of the
Corporation, is contained in and incorporated by reference to the Statement of Additional Information dated
April 4, 2008, as it may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Sentinel Funds’ Annual Report for the fiscal year ended November 30, 2007 are incorporated in this Statement of Additional Information by reference. No other parts of the Sentinel Funds’ Annual
Report are incorporated by reference in this Statement of Additional Information.

Pro forma financial statements of the Conservative Allocation Fund reflecting the Reorganization are included within this Statement of Additional Information.

The Funds will furnish, without charge, a copy of their most recent Annual Report. Requests should be directed to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling 1-800-282-3863.

Table of Contents

PRO FORMA FINANCIAL STATEMENTS: CONSERVATIVE ALLOCATION FUND	3

NOTES TO PRO FORMA FINANCIAL STATEMENTS	16

1. BASIS OF COMBINATION	16
2. PRO FORMA ADJUSTMENTS	16
3. SIGNIFICANT ACCOUNTING POLICIES	16
A. USE OF ESTIMATES	16
B. SECURITY VALUATION	16
C. SECURITY TRANSACTIONS AND RELATED INCOME	16
D. EXPENSES-	17
E. CLASSES	17
F. DIVIDENDS AND DISTRIBUTIONS	17
G. PORTFOLIO RE-POSITIONING	17

2

Pro Forma Financial Statements
Conservative Allocation Fund
Fiscal Period Ended November 30, 2007

	Target Fund	Survivor Fund
	High Yield	Conservative	Pro Forma		Pro Forma
Statement of Assets and Liabilities (Unaudited)	Bond	Allocation	Adjustments		Combined

Assets
Investments at value	$ 62,185,118	$ 55,611,488			$117,796,606
Cash and cash equivalents	551,525	648,029			1,199,554
Receivable for securities sold	-	1,487,881			1,487,881
Receivable for fund shares sold	59,178	35,794			94,972
Receivable for interest	1,095,772	257,991			1,353,763
Receivable for dividends	-	46,861			46,861
Receivable for securities lending interest	1,806	667			2,473
Total Assets	63,893,399	58,088,711	-		121,982,110

Liabilities
Collateral on securities loaned	-	-			-
Payable for securities purchased	2,008,143	1,479,834			3,487,977
Payable for fund shares repurchased	133,974	400,396			534,370
Accrued expenses	124,360	133,677			258,037
Total Liabilities	2,266,477	2,013,907	-		4,280,384

Net Assets Applicable to All Outstanding Shares	$ 61,626,922	$ 56,074,804			$ 117,701,726

Class A Shares
Net Assets Applicable to Class A Shares /	$ 44,728,181	$ 38,192,943			$ 82,921,124
Shares Outstanding	5,816,156	3,220,095	(2,044,809)	(a)	6,991,442

Net Asset Value per Share	$ 7.69	11.86			$ 11.86

Class B Shares
Net Assets Applicable to Class B Shares /	$ 11,365,922	$ 10,402,831			$ 21,768,753
Shares Outstanding	1,481,774	879,595	(521,003)	(a)	1,840,366
Net Asset Value per Share **	$ 7.67	$ 11.83			$ 11.83

Class C Shares
Net Assets Applicable to Class C Shares /	$ 5,532,819	$ 7,479,030			$ 13,011,849
Shares Outstanding	711,922	631,828	(244,623)	(a)	1,099,127
Net Asset Value per Share	$ 7.77	$ 11.84			$ 11.84

Sum of Net Assets for all classes	$ 61,626,922	$ 56,074,804			$ 117,701,726

(a) The Pro Forma Combined Statements of Assets and Liabilities assumes the issuance of additional shares of the
Conservative Allocation Fund as if the reorganization had taken place on November 30, 2007 and are based on the net asset value of the Conservative Allocation Fund.

3

	Target Fund	Survivor Fund
	High Yield	Conservative	Pro Forma	Pro Forma
Statement of Operations (Unaudited)	Bond	Allocation	Adjustments	Combined
Investment Income
Income:
Dividends	$ 19,460	$ 515,291		$ 534,751
Interest	5,604,688	2,050,422		7,655,110
Securities Lending	38,425	17,215		55,640
Total Income	5,662,573	2,582,928	-	8,245,501

Expenses:
Management advisory fees	504,583	317,632	(108,125) (a)	714,090
Transfer agent fees	195,510	126,086	(35,000) (b)	286,596
Custodian fees	11,590	12,785	(6,500) (b)	17,875
Distribution fees Class A	102,804	118,182	51,402 (c)	272,388
Distribution fees Class B	139,388	112,498	-	251,886
Distribution fees Class C	67,714	71,267	-	138,981
Accounting and administration services	22,342	29,558	-	51,900
Auditing fees	12,700	16,700	(7,500) (b)	21,900
Legal fees	7,050	10,000	(3,500) (b)	13,550
Reports and notices to shareholders	12,900	15,000	(8,000) (b)	19,900
Registration and filing fees	32,214	38,612	(20,000) (b)	50,826
Director's and Chief Compliance Officer fees	13,205	13,019	(7,000) (b)	19,224
Other expenses	13,880	16,136	(6,500) (b)	23,516
Total Expenses	1,135,880	897,475	(150,723)	1,882,632
Expense Reimbursement	-	-	-	-
Expense Offset	(11,440)	(12,585)	-	(24,025)
Net Expenses	1,124,440	884,890	(150,723)	1,858,607

Net Investment Income (Loss)	$ 4,538,133	$ 1,698,038	$ 150,723	$ 6,386,894

Net Realized and Unrealized Gain (Loss)
on Investments
Realized gain (loss) on investments	871,134	687,927	-	1,559,061
Change in unrealized appreciation (depreciation)
of investments	(3,689,481)	1,233,101	-	(2,456,380)
Net Realized and Unrealized Gain (Loss)
on Investments	(2,818,347)	1,921,028	-	(897,319)

Change in Net Assets resulting from Operations	$ 1,719,786	$ 3,619,066	$ 150,723	$ 5,489,575

(a)	Management fees based upon contract in effect for the Conservative Allocation Fund.

(b)	Decrease due to the elimination of duplicative expenses by merging funds.

(c)	Distribution fees based upon contract in effect for the Conservative Allocation Fund.

4

		Target Fund		Survivor Fund
		High Yield		Conservative		Pro Forma
		Bond		Allocation		Combined
Schedule of Investments % of Net		Shares/Par	Market	Shares/Par	Market	Shares/Par
(Unaudited)	Assets	(M = 000’s)	Value	(M= 000’s)	Value	(M = 000’s)	Market Value
U.S. Government
Obligations	24.2%
Federal Home Loan
Mortgage Corporation	8.9%
Collateralized Mortgage
Obligations:
FHR 3181 BV
6.5%, 06/15/16				1,000 M	1,045,650	1,000 M	1,045,650
FHR 2902 LZ
5.5%, 09/15/31				3,521 M	3,540,883	3,521 M	3,540,883
FHR 3350 LY
6%, 11/15/33				2,000 M	2,047,260	2,000 M	2,047,260
					6,633,793		6,633,793
Mortgage-Backed Securities:
15-year:
FHLMC E02413
6%, 11/01/22				2,000 M	2,042,858	2,000 M	2,042,858
30-year:
FHLMC C47315
6.5%, 08/01/29				804 M	834,479	804 M	834,479
FHLMC A69049
6%, 11/01/37				1,000 M	1,015,372	1,000 M	1,015,372
					1,849,851		1,849,851
Total Federal Home
Loan
Mortgage Corporation					10,526,502		10,526,502
Federal National
Mortgage Association	13.3%
Collateralized Mortgage
Obligations:
FNR G93-20 ZQ
7%, 05/25/23				1,412 M	1,496,796	1,412 M	1,496,796
FNR 06-78 BV
6.5%, 06/25/23				1,000 M	1,045,460	1,000 M	1,045,460
FNR 03-21 NB
5.5%, 09/25/31				1,000 M	1,014,020	1,000 M	1,014,020
FNR 07-83 PB
65, 09/25/31				1,000 M	1,021,170	1,000 M	1,021,170
FNR 02-82 PD
6%, 02/25/32				1,104 M	1,126,855	1,104 M	1,126,855
FNR 05-112 NC
6%, 10/25/32				1,500 M	1,529,520	1,500 M	1,529,520
FNR 07-98 AC
6%, 11/25/35				1,994 M	2,027,289	1,994 M	2,027,289
					9,261,110		9,261,110
Mortgage-Backed Securities:
15-year:
FNMA 888927
6%, 11/01/22				1,500 M	1,532,812	1,500 M	1,532,812
30-year:
FNMA 886845
5.5%, 09/01/36				2,840 M	2,845,450	2,840 M	2,845,450

5

	Target Fund		Survivor Fund
	High Yield		Conservative		Pro Forma
	Bond		Allocation		Combined
Schedule of Investments % of Net Shares/Par		Market	Shares/Par	Market	Shares/Par
(Unaudited)	Assets (M = 000’s)	Value	(M= 000’s)	Value	(M = 000’s)	Market Value
FNMA 938804
6%, 06/01/37			1,989 M	2,021,740	1,989 M	2,021,740
				4,867,190		4,867,190
Total Federal National
Mortgage Association				15,661,112		15,661,112
Government National
Mortgage Corporation	2.0%
Collateralized Mortgage
Obligations:
GNR 01-53 PB
6.5%, 11/20/31			1,000 M	1,048,220	1,000 M	1,048,220
Mortgage-Backed Securities:
30-year:
GNMA 628416X
6%, 03/15/24			1,277 M	1,314,224	1,277 M	1,314,224
Total Government
National Mortgage
Corporation				2,362,444		2,362,444
Total U.S. Government
Obligations				28,550,058		28,550,058
Bonds	49.5%
Basic Industry	5.9%
American Tower Corp.
7%, 10/15/17 (b)	600 M	613,500			600 M	613,500
Catalyst Paper Corp.
8.625%, 06/15/11	500 M	417,500			500 M	417,500
Cellu Tissue Hldgs, Inc.
9.75%, 03/15/10	500 M	482,500			500 M	482,500
Freeport-McMoran
Copper & Gold, Inc.
6.875%, 02/01/14			200 M	204,000	200 M	204,000
8.375%, 04/01/17	500 M	541,250			500 M	541,250
8.5644%, 04/01/15 (c)	750 M	765,000			750 M	765,000
Mosaic, Co.
7.625%, 12/01/16 (b)	750 M	806,250			750 M	806,250
NewPage Corp.
10%, 05/01/12	500 M	512,500			500 M	512,500
Noranda Aluminum
Acquisition Corp.
9.3588%, 05/15/15 (b)(d)	500 M	432,500			500 M	432,500
Ryerson, Inc.
12.615%, 11/01/14 (b)(e)	100 M	96,750			100 M	96,750
Sabic Innovative Plastics
Holdings
9.5%, 08/15/15 (b)	500 M	535,000			500 M	535,000
Sappi Papier Holdings
6.75%, 06/15/12 (b)	500 M	493,495			500 M	493,495
Universal Foods Corp.
6.5%, 04/01/09	1,000 M	1,017,400			1,000 M	1,017,400
		6,713,645		204,000		6,917,645
Capital Goods	3.4%
Berry Plastics Holding
Corp.
8.875%, 09/15/14	500 M	485,000			500 M	485,000

6

		Target Fund		Survivor Fund
		High Yield		Conservative		Pro Forma
		Bond		Allocation		Combined
Schedule of Investments % of Net Shares/Par			Market	Shares/Par	Market	Shares/Par
(Unaudited)	Assets	(M = 000’s)	Value	(M= 000’s)	Value	(M = 000’s)	Market Value
Crown Americas LLC
7.75%, 11/15/15				250 M	256,250	250 M	256,250
DRS Technologies, Inc.
7.625%, 02/01/18		500 M	511,250			500 M	511,250
Esco Corp.
8.625%, 12/15/13 (b)		500 M	505,000			500 M	505,000
Graham Packaging Co.,
Inc.
9.875%, 10/15/14		500 M	461,250			500 M	461,250
Hawker Beechcraft
Acquisition Co. LLC
9.75%, 04/01/17 (b)		500 M	506,250			500 M	506,250
Hexcel Corp.
6.75%, 02/01/15		500 M	492,500			500 M	492,500
L-3 Communications
Corp.
6.375%, 10/15/15				300 M	298,500	300 M	298,500
RBS Global Inc. and
Rexnord Corp.
11.75%, 08/01/16		500 M	502,500			500 M	502,500
			3,463,750		554,750		4,018,500
Consumer Cyclical	7.3%
Accuride Corp.
8.5%, 02/01/15				150 M	129,750	150 M	129,750
American Axle &
Manufacturing, Inc.
7.875%, 03/01/17		500 M	465,000			500 M	465,000
Dave & Buster’s, Inc.
11.25%, 03/15/14		500 M	477,500			500 M	477,500
Ford Motor Co
7.45%, 07/16/31		250 M	190,000			250 M	190,000
Ford Motor Credit Co.
LLC
8%, 12/15/16		250 M	219,070			250 M	219,070
Ford Motor Credit Co.
9.875%, 08/10/11		1,000 M	968,430			1,000 M	968,430
General Motors Corp.
7.7%, 04/15/16		1,000 M	857,500			1,000 M	857,500
GMAC LLC
6.875%, 08/28/12				250 M	212,738	250 M	212,738
6.75%, 12/01/14		750 M	617,790			750 M	617,790
8%, 11/01/31		500 M	425,245			500 M	425,245
Kellwood Co.
7.875%, 07/15/09		1,000 M	1,015,450			1,000 M	1,015,450
Levi Strauss & Co.
9.75%, 01/15/15		775 M	781,781			775 M	781,781
Penske Auto Group, Inc.
7.75%, 12/15/16		500 M	477,500			500 M	477,500
Tenneco, Inc.
10.25%, 07/15/13		500 M	541,250			500 M	541,250
TRW Automotive, Inc.
7.25%, 03/15/17 (b)		500 M	466,250			500 M	466,250

7

		Target Fund		Survivor Fund
		High Yield		Conservative		Pro Forma
		Bond		Allocation		Combined
Schedule of Investments % of Net Shares/Par			Market	Shares/Par	Market	Shares/Par
(Unaudited)	Assets	(M = 000’s)	Value	(M= 000’s)	Value	(M = 000’s)	Market Value
Verso Paper Holdings
LLC
9.125%, 08/01/14		500 M	499,375			500 M	499,375
Warnaco, Inc.
8.875%, 06/15/13				250 M	257,500	250 M	257,500
			8,002,141		599,988		8,602,129
Consumer Non-Cyclical	2.5%
Amscan Holdings, Inc.
8.75%, 05/01/14		750 M	693,750			750 M	693,750
Constellation Brands, Inc.
7.25%, 09/01/16		500 M	470,000			500 M	470,000
Dole Food Co., Inc.
8.625%, 05/01/09		500 M	492,500			500 M	492,500
Elizabeth Arden, Inc.
7.75%, 01/15/14				200 M	196,500	200 M	196,500
Smithfield Foods, Inc.
8%, 10/15/09		1,000 M	1,020,000			1,000 M	1,020,000
			2,676,250		196,500		2,872,750
Energy	9.1%
Calfrac Holdings LP
7.75%, 02/15/15 (b)		500 M	481,250			500 M	481,250
CHC Helicopter Corp.
7.375%, 05/01/14		550 M	525,250			550 M	525,250
Chesapeake Energy Corp.
6.375%, 06/15/15				100 M	96,500	100 M	96,500
6.875%, 01/15/16				230 M	227,125	230 M	227,125
6.875%, 11/15/20		750 M	721,875			750 M	721,875
Complete Production
Services, Inc.
8%, 12/15/16		500 M	477,500			500 M	477,500
Connacher Oil and Gas
Ltd.
10.25%, 12/15/15		500 M	502,500			500 M	502,500
Edison Mission Energy
7.2%, 05/15/19		500 M	480,000			500 M	480,000
El Paso Corp.
8.05%, 10/15/30		250 M	257,613			250 M	257,613
Energy Partners Ltd.
9.75%, 04/15/14		500 M	480,000			500 M	480,000
MarkWest Energy
Partners LP
8.5%, 07/15/16				250 M	251,875	250 M	251,875
Nexus 1 Pte Ltd.
10.5%, 03/07/12 (b)(f)		500 M	497,500			500 M	497,500
Opti Canada, Inc.
7.875%, 12/15/14 (b)		250 M	245,000			250 M	245,000
8.25%, 12/15/14 (b)		250 M	247,500			250 M	247,500
PetroHawk Energy Corp.
9.125%, 07/15/13		500 M	527,500	200 M	211,000	700 M	738,500
Petroplus Finance Ltd.
7%, 05/01/17 (b)		500 M	462,500			500 M	462,500
Petropod Ltd.
11.36%, 01/12/12 (b)(f)		500 M	497,500			500 M	497,500

8

		Target Fund		Survivor Fund
		High Yield		Conservative		Pro Forma
		Bond		Allocation		Combined
Schedule of Investments % of Net Shares/Par			Market	Shares/Par	Market	Shares/Par
(Unaudited)	Assets	(M = 000’s)	Value	(M= 000’s)	Value	(M = 000’s)	Market Value
PHI, Inc.
7.125%, 04/15/13		500 M	487,500			500 M	487,500
Regency Energy Partners
LP/Regency Energy
Finance Corp.
8.375%, 12/15/13		737 M	773,850			737 M	773,850
Sabine Pass LNG LP
7.5%, 11/30/16		500 M	475,000			500 M	475,000
SemGroup LP
8.75%, 11/15/15 (b)		500 M	480,000			500 M	480,000
Sonat, Inc.
7%, 02/01/18		500 M	500,000			500 M	500,000
Williams Partners LP
7.25%, 02/01/17		500 M	515,000	275 M	283,250	775 M	798,250
			9,634,838		1,069,750		10,704,588
Media	4.6%
Charter Communications
Holdings LLC
10.25%, 09/15/10		800 M	792,000	250 M	248,125	1,050 M	1,040,125
Charter Communications
Operating LLC
8.375%, 04/30/14 (b)		250 M	246,250			250 M	246,250
CSC Holdings, Inc.
7.25%, 07/15/08		750 M	753,750			750 M	753,750
Dex Media, Inc.
8%, 11/15/13		500 M	480,000			500 M	480,000
Echostar DBS Corp.
5.75%, 10/01/08		500 M	500,625			500 M	500,625
Idearc, Inc.
8%, 11/15/16		400 M	376,000			400 M	376,000
Interpublic Group of Cos.,
inc.
6.25%, 11/15/14		250 M	221,250			250 M	221,250
Liberty Media LLC
5.7%, 05/15/13		200 M	188,998			200 M	188,998
LIN Television Corp.
6.5%, 05/15/13		500 M	475,000			500 M	475,000
Quebecor World, Inc.
9.75%, 01/15/15 (b)		250 M	200,000			250 M	200,000
RH Donnelley Corp.
8.875%, 01/15/16		250 M	237,500			250 M	237,500
Videotron LTEE
6.375%, 12/15/15		800 M	742,000			800 M	742,000
			5,213,373		248,125		5,461,498
Services Cyclical	4.6%
ARAMARK Corp.
8.5%, 02/01/15		400 M	403,500			400 M	403,500

9

		Target Fund		Survivor Fund
		High Yield		Conservative		Pro Forma
		Bond		Allocation		Combined
Schedule of Investments % of Net Shares/Par			Market	Shares/Par	Market	Shares/Par
(Unaudited)	Assets	(M = 000’s)	Value	(M = 000’s)	Value	(M = 000’s)	Market Value
Beazer Homes USA, Inc.
8.625% , 05/15/11		750 M	573,750			750 M	573,750
Cinemark, Inc.
0%, 03/15/09 (g)		1,000 M	935,000			1,000 M	935,000
Education Management
LLC
8.75%, 06/01/14				100 M	100,500	100 M	100,500
Herbst Gaming, Inc.
7%, 11/15/14		675 M	448,875			675 M	448,875
Isle of Capri Casinos, Inc.
7%, 03/01/14				125 M	107,500	125 M	107,500
KB Home
7.75%, 02/01/10		500 M	470,000			500 M	470,000
Las Vegas Sands Corp.
6.375%, 02/15/15				200 M	190,000	200 M	190,000
Marquee Holdings, Inc.
0%, 08/15/09 (h)		1,000 M	835,000			1,000 M	835,000
MGM Mirage
7.5%, 06/01/16		400 M	395,000			400 M	395,000
Park Place Entertainment
Corp.
7.875%, 03/15/10		500 M	512,500			500 M	512,500
United Rentals North
America, Inc.
7.75%, 11/15/13		500 M	457,500			500 M	457,500
			5,031,125		398,000		5,429,125
Services Non-Cyclical	2.9%
Advanced Medical Optics,
Inc.
7.5%, 05/01/17		500 M	457,500			500 M	457,500
Bausch & Lomb, Inc.
9.875%, 11/01/15 (b)		100 M	101,500			100 M	101,500
Community Health
Systems, Inc.
8.875%, 07/15/15		500 M	507,500			500 M	507,500
First Data Corp.
9.875%, 09/24/15 (b)		500 M	465,625			500 M	465,625
HCA, Inc.
9.25%, 11/15/16		800 M	830,000			800 M	830,000
Invacare Corp.
9.75%, 02/15/15		500 M	500,000			500 M	500,000
Universal Hospital
Services, Inc.
8.5%, 06/01/15 (b)		500 M	502,500			500 M	502,500
			3,364,625				3,364,625
Technology	1.5%
General Cable Corp.
7.735%, 04/01/15 (i)		500 M	485,000			500 M	485,000
NXP Funding LLC
7.875%, 10/15/14		250 M	241,250			250 M	241,250
9.5%, 10/15/15		250 M	228,125			250 M	228,125
Sungard Data Systems
9.125%, 08/15/13		650 M	664,625	200 M	204,500	850 M	869,125

10

		Target Fund		Survivor Fund
		High Yield		Conservative		Pro Forma
		Bond		Allocation		Combined
Schedule of Investments % of Net Shares/Par			Market	Shares/Par	Market	Shares/Par
(Unaudited)	Assets	(M = 000’s)	Value	(M = 000’s)	Value	(M = 000’s)	Market Value
			1,619,000		204,500		1,823,500
Telecommunications	5.0%
Centennial
Communications Corp.
10%, 01/01/13		250 M	261,250			250 M	261,250
10.125%, 06/15/13				250 M	262,500	250 M	262,500
Cincinnati Bell, Inc.
8.375%, 01/15/14		500 M	486,250			500 M	486,250
Citizens Communications
Co.
6.25%, 01/15/13		250 M	242,812	275 M	267,094	525 M	509,906
Dobson Communications
Corp.
8.875%, 10/01/13		500 M	540,000			500 M	540,000
Intelsat Subsidiary
Holdings Co. Ltd
8.25%, 01/15/13		300 M	304,500			300 M	304,500
Qwest Capital Funding ,
Inc.
7%, 08/03/09				300 M	300,750	300 M	300, 750
Qwest Communications,
Int’l, Inc.
7.5%, 02/15/14		500 M	498,750			500 M	498,750
Qwest Corp.
7.875%, 09/01/11		500 M	518,750			500 M	518,750
Rogers Wireless, Inc.
6.375%, 03/01/14		350 M	363,276	250 M	259,482	600M	622,758
7.5%, 03/15/15		575 M	630,752			575 M	630,752
US Unwired, Inc.
10%, 06/15/12		425 M	454,078			425 M	454,078
Windstream Corp.
8.125%, 08/01/13		500 M	516,875			500 M	516,875
			4,817,293		1,089,826		5,907,119
Utilities	2.7%
AES Corp.
7.75%, 03/01/14				225 M	222,188	225 M	222,188
NRG Energy, Inc.
7.375%, 02/01/16		1,000 M	982,500			1,000 M	982,500
Orion Power Holdings,
Inc.
12%, 05/01/10				150 M	164,250	150 M	164,250
Reliant Energy, Inc.
6.75%, 12/15/14		250 M	250,625			250 M	250,625
7.875%, 06/15/17		750 M	730,313			750 M	730,313
Tenaska Alabama
Partners LP (b)
7%, 06/30/21				93 M	96,617	93 M	96,617
White Pine Hydro
Portfolio LLC
7.26%, 07/20/15 (b)(f)		800 M	792,000			800 M	792,000
			2,755,438		483,055		3,238,493
Total Bonds			53,291,478		5,048,494		58,339,972

11

		Target Fund		Survivor Fund
		High Yield		Conservative		Pro Forma
		Bond		Allocation		Combined
Schedule of Investments % of Net		Shares/Par	Market	Shares/Par	Market	Shares/Par
(Unaudited)	Assets	(M = 000’s)	Value	(M = 000’s)	Value	(M = 000’s)	Market Value
Corporate Loans	2.0%
Technology	1.2%
First Data Corp.
7.96%, 12/24/14 (j)		1,500 M	1,420,312			1,500 M	1,420,312
Utilities	0.8%
Texas Competitive
Electric Co. LLC
8.58%, 08/24/14 (k)		1,000 M	983,750			1,000 M	983,750
Total Corporate Loans			2,404,062				2,404,062
Common Stocks	18.7%
Consumer Discretionary	0.9%
Citadel Broadcasting
Corp.				427	982	427	982
Comcast Corp.*				11,250	227,362	11,250	227,362
Idearc, Inc.				364	6,887	364	6,887
Target Corp.				3,459	207,748	3,459	207,748
Toyota Motor Corp. ADR				3,000	337,950	3,000	337,950
Walt Disney Co.				5,573	184,745	5,573	184,745
					965,674		965,674
Consumer Staples	1.9%
Altria Group, Inc.				3,497	271,227	3,497	271,227
B&G Foods, Inc.		15,000	160,350			15,000	160,350
Clorox Corp.				2,000	129,760	2,000	129,760
Coca-Cola Co.				4,455	276,656	4,455	276,656
Colgate-Palmolive Co.				2,500	200,200	2,500	200,200
CVS Caremark Corp.				3,146	126,123	3,146	126,123
General Mills, Inc.				2,811	169,082	2,811	169,082
Kimberly Clark Corp.				4,511	317,217	4,511	317,217
Kraft Foods, Inc.				2,420	83,611	2,420	83,611
Procter & Gamble Co.				2,772	205,128	2,772	205,128
Wal-Mart Stores, Inc.				3,928	188,151	3,928	188,151
			160,350		1,967,155		2,127,505
Energy	2.5%
BP PLC ADR				3,991	290305	3,991	290305
CHC Helicopter Corp.		6,500	131,625			6,500	131,625
ConocoPhillips				7,088	567,323	7,088	567,323
ExxonMobil Corp.				8,245	735,124	8,245	735,124
Hess Corp.				1,426	101,560	1,426	101,560
Occidental Petroleum
Corp.				3,162	220,613	3,162	220,613
Patriot Coal Corp.*		1	17			1	17
Patterson-Uti Energy, Inc.				10,000	188,500	10,000	188,500
Schlumberger Ltd.				1,600	149,520	1,600	149,520
Transocean, Inc.				2,140	293,890	2,140	293,890
Weatherford Int’l, Ltd.*				5,000	313,100	5,000	313,100
			131,642		2,859,935		2,991,577
Financials	2.8%
Allstate Corp.				1,818	92,936	1,818	92,936
American Int’l. Group,
Inc				6,165	358,372	6,165	358,372
Bank of America Corp.				10,088	465,359	10,088	465,359
Citigroup, Inc.				10,047	334,565	10,047	334,565
Franklin Resources, Inc.				1,800	221,724	1,800	221,724

12

		Target Fund		Survivor Fund
		High Yield		Conservative		Pro Forma
		Bond		Allocation		Combined
Schedule of Investments % of Net		Shares/Par	Market	Shares/Par	Market	Shares/Par
(Unaudited)	Assets	(M = 000’s)	Value	(M = 000’s)	Value	(M = 000’s)	Market Value
JPMorgan Chase & Co.				9,640	439,777	9,640	439,777
Merrill Lynch & Co., Inc.				3,005	180,120	3,005	180,120
Moody's Corp.				4,700	177,002	4,700	177,002
PNC Financial Services
Group, Inc.				5,006	366,489	5,006	366,489
Travelers Cos., Inc.				7,409	393,492	7,409	393,492
Wells Fargo & Co.				8,032	260,478	8,032	260,478
					3,290,314		3,290,314
Health Care	2.4%
Abbot Laboratories				5,000	287,550	5,000	287,550
Baxter Int'l., Inc.				2,588	154,944	2,588	154,944
Bristol Myers Squibb Co.				5,500	162,965	5,500	162,965
Covidien Ltd.				1,350	54,148	1,350	54,148
Eli Lilly & Co.				5,200	275,340	5,200	275,340
GlaxoSmithKline PLC
ADR				5,200	273,936	5,200	273,936
Johnson & Johnson				2,406	162,982	2,406	162,982
Medtronic, Inc.				5,245	266,708	5,245	266,708
Merck & Co., Inc.				4,778	283,622	4,778	283,622
Novartis AG ADR				2,400	135,648	2,400	135,648
Pfizer, Inc.				16,027	380,802	16,027	380,802
Quest Diagnostics, Inc.				3,000	165,180	3,000	165,180
United Health Group, Inc.				3,000	165,000	3,000	165,000
Wyeth				1,868	91,719	1,868	91,719
					2,860,544		2,860,544
Industrials	3.2%
Canadian National
Railway Co.				7,000	343,280	7,000	343,280
Deere & Co.				5,000	859,000	5,000	859,000
General Electric Co.				11,713	448,491	11,713	448,491
Honeywell Int'l., Inc.				7,300	413,326	7,300	413,326
Lockheed Martin Corp.				2,861	316,627	2,861	316,627
Rockwell Automation,
Inc.				5,000	339,450	5,000	339,450
Tyco Int'l. Ltd				1,350	54,175	1,350	54,175
United Technologies
Corp.				6,000	448,620	6,000	448,620

Waste Management, Inc.				15,000	514,800	15,000	514,800
					3,737,769		3,737,769
Information Technology	1.8%
Altera Corp.				4,994	93,787	4,994	93,787
Ansys, Inc.*				8,000	310,880	8,000	310,880
Canon, Inc. ADR				6,000	315,720	6,000	315,720
Fiserv, Inc.*				4,600	236,118	4,600	236,118
Intel Corp.				4,600	119,968	4,600	119,968
Microchip Technology,
Inc.				8,500	244,715	8,500	244,715
Microsoft Corp.				8,671	291,346	8,671	291,346
Motorola, Inc.				3,753	59,935	3,753	59,935
Seagate Technology				8,500	219,215	8,500	219,215
Texas Instruments, Inc.				7,000	220,990	7,000	220,990
Tyco Electronics Ltd.				1,350	50,477	1,350	50,477

13

	Target Fund		Survivor Fund
	High Yield		Conservative		Pro Forma
	Bond		Allocation		Combined
Schedule of Investments % of Net Shares/Par		Market	Shares/Par	Market	Shares/Par
(Unaudited)	Assets (M = 000’s)	Value	(M = 000’s)	Value	(M = 000’s)	Market Value
				2,163,151		2,163,151
Materials	1.3%
Dow Chemical Co.			2,354	98,727	2,354	98,727
El Du Pont de Nemours &
Co.			7,000	323,050	7,000	323,050
Packaging Corp. of
America			12,500	353,625	12,500	353,625
Praxair, Inc.			5,000	426,900	5,000	426,900
Weyerhaeuser Co.			4,308	315,259	4,308	315,259
				1,517,561		1,517,561
Telecommunication
Services	0.8%
AT&T, Inc.			11,346	433,531	11,346	433,531
Chunghwa Telecom Co.
Ltd. ADR			103	2,061	103	2,061
Sprint Nextel Corp.			16,091	249,732	16,091	249,732
Verizon Communications,
Inc.			7,297	315,303	7,297	315,303
				1,000,627		1,000,627
Utilities	1.1%
DPL, Inc.			5,500	166,540	5,500	166,540
Dynegy, Inc.*	30,000	228,300			30,000	228,300
Energy East Corp.			3,437	94,999	3,437	94,999
Entergy Corp.			1,734	207,282	1,734	207,282
FPL Group, Inc.			3,411	237,951	3,411	237,951
Mirant Corp.*	5,000	192,950	5,464	210,856	10,464	403,806
		421,250		917,628		1,338,878
Total Common Stocks		713,242		21,280,358		21,993,600
Foreign Stocks	0.7%
Canada	0.1%
Opti Canada, Inc.*	4,000	71,204			4,000	71,204
Germany	0.3%
Puma AG Rudolf Dassier
Sport			800	322,914	800	322,914
Switzerland	0.2%
Nestle SA			500	240,403	500	240,403
United Kingdom	0.1%
Diageo PLC			7,500	169,261	7,500	169,261
Total Foreign Stocks		71,204		732,578		803,782
Limited Partnerships	0.8%
Energy	0.8%
EV Energy Partner LP*(a)	6,000	216,000			6,000	216,000
Exterran Partnes LP*(a)	5,000	173,750			5,000	173,750
Spectra Energy Partners
LP*(a)	7,000	175,490			7,000	175,490
Targa Resources Partners
LP*(a)	8,000	228,000			8,000	228,000
Williams Partners LP*(a)	4,000	164,520			4,000	164,520
Total Limited
Partnerships		957,760				957,760
Convertible Preferred
Stocks	0.2%
Energy	0.2%

14

		Target Fund		Survivor Fund
		High Yield		Conservative		Pro Forma
		Bond		Allocation		Combined
Schedule of Investments % of Net		Shares/Par	Market	Shares/Par	Market	Shares/Par
(Unaudited)	Assets	(M = 000’s)	Value	(M = 000’s)	Value	(M = 000’s)	Market Value
McMoran Exploration
Co.*		2,500	240,000			2,500	240,000
Preferred Stocks	0.4%
Financial	0.4%
Freddie Mac		20,000	510,000			20,000	510,000
Corporate Short-Term
Notes	3.5%
Prudential Funding
4.4%, 12/03/07		2,500 M	2,499,389			2,500 M	2,499,389
Toyota Motor Credit
4.4%, 12/12/07		1,500 M	1,497,983			1,500 M	1,497,983
			3,997,372				3,997,372
Total Investments at
Market Value			62,185,118		55,611,488		117,796,606
Total Investments at
Cost			63,204,844		50,865,937		114,070,781

15

(*) Non-income producing
(a) Return on Capital paid during the fiscal period.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November
30, 2007, the market value of rule 144A securities amounted to $10,273,237 or 8.72% of net assets.
(c) Freeport- McMoran Copper & Gold Co. has a variable interest rate that floats Semi-annually on 1st of April and
October. The interest rate is based on the 6-month Libor rate plus 3.25% .
(d) Noranda Aluminum Acquisition Corp. has a variable interest rate that floats Semi-annually on 15th of May and
November. The interest rate is based on the 6-month Libor rate plus 4.00% .
(e) Ryerson, Inc. has a variable interest rate that floats quarterly on the 1st of February, May, August and November.
The interest rate is based on the 3-month Libor rate plus 7.375% .
(f) Illiquid securities. These bonds represent private placement investments that Sentinel Mutual funds have made.
At November 30, 2007, the market value of the private placement securities amounted to $1,787,000 or 1.52% of net assets.
(g) Cinemark, Inc. currently pays a 0% coupon, steps up to 9.75% beginning 03/15/2009.
(h) Marquee Holdings, Inc. currently pays a 0% coupon, steps up to 12% beginning 08/15/2009.
(i) General Cable Corp. has a variable interest rate that floats quarterly on the 1st of January, April, July, October.
The interest rate is based on the 3-month Libor rate plus 2.375% .
(j) The First Data Corp. is a variable rate security for which the borrower may set the rate at a method tied to the
London interbank offer rate. It carries a call option and a first priority lien on the assets of the borrower and subsidiary guarantors. The rate included here is the rate as of November 30, 2007.
(k) The Texas Competitive Electric Holdings Co. is a variable rate security for which the borrower may set the rate at a method tied to the London interbank offer rate. It carries a call option and a first priority lien on the assets of the borrower and subsidiary guarantors. The rate included here is the rate as of November 30, 2007.

Notes to Pro Forma Financial Statements

1. BASIS OF COMBINATION: The unaudited Pro Forma Combined Statement of Assets and Liabilities, Pro
Forma Combined Statement of Operations and Pro Forma Combined Schedule of Investments give effect to the proposed reorganization of the High Yield Bond Fund (“High Yield Fund”) and Conservative Allocation Fund
(“Allocation Fund”). The proposed reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies. The reorganization provides for the transfer of the assets and liabilities of the High Yield Fund to the Allocation Fund, with the Class A shares, Class B shares and Class C shares of the High
Yield Fund reorganizing with and into the Class A shares, Class B shares and Class C shares, respectively, of the
Allocation Fund. Allocation Fund will be the accounting survivor.

The pro forma combined statements should be read in conjunction with the historical financial statements of the
High Yield Fund and the Allocation Fund and the notes thereto incorporated by reference in the Registration
Statement filed on Form N-14. The High Yield Fund and Allocation Fund are both open-end management investment companies registered under the Investment Company Act of 1940, as amended.

2. PRO FORMA ADJUSTMENTS: Statement specific pro forma adjustments are listed at the end of each Pro
Forma Combined Statement or Schedule.

3. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the acquirer, Allocation Fund, which are in conformity with accounting principles generally accepted in the United States of America.

A. USE OF ESTIMATES--The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

B. SECURITY VALUATION-- Equity securities that are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the
NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-
counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ board. The board has delegated this responsibility to a pricing committee, subject to its review and supervision. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

C. SECURITY TRANSACTIONS AND RELATED INCOME-- Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1)	when trades occur on a day that happens to coincide with the end of a monthly financial reporting period; or

(2)	on occasion, if Sentinel Administrative Services, Inc., the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and

16

adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income.

D. EXPENSES--Expenses that are specifically attributed to one of the Funds are charged to that Fund. Certain other expenses of the Funds are prorated among the Funds on the basis of relative daily net assets. Other common expenses of Sentinel Group Funds, Inc. are allocated among the Funds on the basis of relative daily net assets.

E. CLASSES--Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

F. DIVIDENDS AND DISTRIBUTIONS--The Funds declare and distribute net investment income, if any, monthly, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-
dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.
These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, and the reclassification of net investment losses to paid-in-capital.

G. PORTFOLIO RE-POSITIONING – The Reorganization will not require the High Yield Fund or the
Conservative Allocation Fund to dispose of a material portion of its portfolio securities prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the
Conservative Allocation Fund, nor will the Reorganization require the High Yield Fund or Conservative Allocation
Fund to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance its portfolio to comply with the prospectus limitations of the Conservative Allocation Fund. The Conservative
Allocation Fund may experience temporary increased portfolio turnover as a result of re-positioning of the portfolio of a securities it receives in the Reorganization, which may result in the realization of capital gains or losses.
However, we cannot be certain of the impact of such re-positioning nor do we expect that such re-positioning would affect a material percentage of the portfolio. In addition, the Conservative Allocation Fund will be subject to certain restrictions regarding the sale of portfolio securities it receives from the High Yield Fund for a limited period of time in connection with the Reorganization being classified as tax-free for U.S. federal income tax purposes.

17

PART C OTHER INFORMATION

Item 15. Indemnification

See the Articles of Amendment and Restatement of the Registrant, incorporated by reference to Exhibit (1)
to this Registration Statement.

See the Amended and Restated Bylaws incorporated by reference to Exhibit (2) to this Registration
Statement.

The investment advisory agreements incorporated by reference to Exhibit (6) to this Registration Statement provide that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are insureds.

The Registrant also has agreed pursuant to indemnification agreements (each an “Indemnification
Agreement”) to indemnify, and advance expenses to, each “Disinterested Director” (as defined in each
Indemnification Agreement), the form of which is incorporated by reference to Exhibit 13[(e)] to this
Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit
Number			Description

1.	(a)	—	Articles of Amendment and Restatement effective January 26, 2006 (5)
1.	(b)	—	Certificate of Correction effective March 15, 2006 (4)
1.	(c)	—	Articles Supplementary (increasing High Yield Bond Fund Class A shares and deleting Tax-
Free Income Class B shares) effective March 15, 2006 (4)
1.	(d)	—	Articles Supplementary (adding Growth Leaders Fund) effective March 15, 2006 (4)
1.	(e)	—	Articles Supplementary (adding Capital Growth Fund) effective March 15, 2006 (4)
1.	(f)	—	Certificate of Correction effective May 25, 2006 (6)
1.	(g)	—	Articles Supplementary (adding Class C shares – Government Securities and Short Maturity
Government Fund) effective June 1, 2006 (6)
1.	(h)	—	Articles of Amendment (renaming Capital Markets Income Fund) effective November 1, 2006
(12)

1.	(i)	—	Articles Supplementary (eliminating the New York Tax-Free Income and Tax-Free Income
Funds) effective December 15, 2006 (7)
1.	(j)	—	Articles Supplementary (adding Class I shares to Common Stock and Government Securities
Funds) effective March 28, 2007 (8)
1.	(k)	—	Articles Supplementary (adding the Georgia Municipal Bond Fund) effective March 28, 2007
(8)
1.	(l)	—	Articles Supplementary (adding the Mid Cap Value Fund) effective March 28, 2007 (8)
1.	(m)	—	Articles Supplementary (redesignating Capital Opportunity as Capital Growth) effective April
2, 2007 (12)
1.	(n)	—	Articles Supplementary (adding Class I shares to Balanced, Capital Growth, Growth Leaders,
International Equity and Mid Cap Growth Funds) effective June 19, 2007 (10)
1.	(o)	—	Articles Supplementary (adding Small/Mid Cap Fund) effective June 19, 2007 (10)
1.	(p)	—	Certificate of Correction effective July 23, 2007 (I shares) (10)
1.	(q)	—	Certificate of Correction effective July 23, 2007 (Small/Mid Cap Fund) (10)
1.	(r)	—	Articles Supplementary (adding the Sentinel Responsible Investing (SRI) Emerging
Companies and Sentinel Responsible Investing (SRI) Core Opportunities Funds) effective
November 13, 2007 (11)
1.	(s)	—	Articles Supplementary effective January 28, 2008 (increasing Class A shares of Sentinel
Small Company Fund )(12)
1.	(t)	—	Articles of Amendment (renaming Sentinel Responsible Investing (SRI) Emerging Companies
effective March 31, 2008 (13)
2.		—	Amended and Restated By-Laws of the Registrant (5)
3.		—	Not applicable
4.		—	Agreement and Plan of Reorganization dated June 5, 2008
5.	(a)	—	Form of Share Certificate (3)
5.	(b)	—	New Form of Share Certificate (3)
6.	(a)	—	Amended and Restated Investment Advisory Agreement between Registrant and Sentinel
Asset Management, Inc. dated as of August 15, 2007 (High Yield Bond Fund) (10)
6.	(b)	—	Amended and Restated Investment Advisory Agreement between Registrant and Sentinel
Asset Management, Inc. dated as of August 15, 2007 (Conservative Allocation Fund) (10)
7.	(a)	—	Distribution Agreement between the Registrant and Sentinel Financial Services Company
(“SFSC”), dated as of March 1, 1993 (1)
7.	(b)	—	Form of Dealer Agreement (5)
8.	(a)	—	Registrant has provided health care and insurance benefits to certain retirees
8.	(b)	—	National Life Insurance Company 401(k) Plan (Chief Compliance Officer) (8)
8.	(c)	—	National Life Insurance Company Pension Plan (Chief Compliance Officer) (8)
8	(b)	—	National Life Insurance Company Supplemental Pension Plan (Chief Compliance Officer) (8)
9.	(a)	—	Custody Agreement between Registrant, Sentinel Variable Products Trust, Sentinel
Pennsylvania Tax-Free Trust, and State Street Bank and Trust Company, effective October 1,
2000 (2)
9.	(b)	—	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust,
Sentinel Pennsylvania Tax-Free Trust, and State Street Bank and Trust Company, effective
March 9, 2004 (8)
9.	(c)	—	Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust, and
State Street Bank and Trust Company, effective March 1, 2008 (12)
9.	(d)	—	Custody Fee Schedule effective April 1, 2008 (12)
10. (a)		—	Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through
March 15, 2007 (8)
10.(b)		—	Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through
March 15, 2007 (8)
10. (c)		—	Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through
March 15, 2007 (8)

10. (d)	—	Amended Plan pursuant to Rule 18f-3 under the 1940 Act effective April 4, 2008 (13)
11.	—	Opinion and Consent of Counsel
12.	—	Opinion and Consent of Counsel on Tax Matters*
13. (a)	—	Funds Services Agreement between Sentinel Group Funds, Inc. and Sentinel Administrative
Services, Inc. dated March 1, 1993 (1)
13. (b)	—	Securities Lending Agreement between Registrant and State Street Bank & Trust Company as amended May 25, 2007 (12)
13. (c)	—	Form of Indemnification Agreement (12)
14.	—	Consent of Independent Registered Public Accounting Firm (PwC – New York)
15.	—	Not applicable
16.	—	Power of Attorney (9)
17. (a)		Proxy Card
17. (b)		Prospectus of Registrant dated March 28, 2008, as supplemented June 30, 2008 (14)
17. (c)		Statement of Additional Information of Registrant dated April 4, 2008 as supplemented on July
1, 2008 (15)

*To be filed by post-effective amendment.
(1) Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on
Form N-1A on March 30, 2000.
(2) Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement filed on Form N-1A on September 29, 2005.
(3) Incorporated by reference to Post Effective Amendment No. 106 to the Registration Statement filed on Form N-1A on December 23, 2005.
(4) Incorporated by reference to Post Effective Amendment No. 107 to the Registration Statement filed on
Form N-1A on March 17, 2006.
(5) Incorporated by reference to Post Effective Amendment No. 109 to the Registration Statement filed on
Form N-1A on March 30, 2006.
(6) Incorporated by reference to Post Effective Amendment No. 110 to the Registration Statement filed on
Form N-1A on June 1, 2006.
(7) Incorporated by reference to the Registration Statement filed on Form N-14 on December 18, 2006.
(8) Incorporated by reference to Post Effective Amendment No. 112 to the Registration Statement filed on Form N-1A on March 30, 2007.
(9) Incorporated by reference to the Post Effective Amendment No. 115 to the Registration Statement
filed on Form N-1A on June 28, 2007
(10) Incorporated by reference to Post Effective Amendment No. 117 to the Registration Statement filed on Form N-1A on August 27, 2007.
(11) Incorporated by reference to the Post Effective Amendment No. 118 to the Registration Statement
filed on form N-1A on November 13, 2007
(12) Incorporated by reference to the Post-Effective Amendment No. 121 to the Registration Statement
filed on Form N-1A on March 28, 2008.
(13) Incorporated by reference to Post Effective Amendment No. 122 to the Registration Statement
filed on Form N-1A on April, 4 2008.
(14) Incorporated by reference to Post Effective Amendment No. 121 to the Registration Statement filed on Form N-1A on March 28, 2008, as supplemented by the supplement thereto filed on June 30, 2008.
(15) Incorporated by reference to the Statement of Additional Information of Registrant filed April 4,
2008 as supplemented on July 1, 2008.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the
Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1)
above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) Pursuant to the requirements of Form N-14, the undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus that is part of the
Registration Statement within a reasonable time after receipt of such opinion.

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Montpelier and State of Vermont, on the 1st day of July, 2008.

SENTINEL GROUP FUNDS, INC. (Registrant) By: _____/s/ Christian W. Thwaites____________ Christian W. Thwaites President & Chief Executive Officer

As required by the Securities Act, this Registration Statement has been signed by the following persons in the capacities on the date indicated.

Signature	Title	Date
/s/Christian W. Thwaites	President (Chief Executive Officer) and Director
Christian W. Thwaites		July 1, 2008
/s/John Birch	Chief Operations Officer
John Birch	(Principal Financial and Accounting Officer)	July 1, 2008
/s/ Thomas H. MacLeay	Director (Chair)
Thomas H. MacLeay		July 1, 2008
John D. Feerick*	Director	July 1, 2008
Richard I. Johannesen, Jr.*	Director	July 1, 2008
Keniston P. Merrill*	Director	July 1, 2008
Deborah G. Miller*	Director	July 1, 2008
John Raisian*	Director	July 1, 2008
Nancy L. Rose*	Director	July 1, 2008
Richard H. Showalter, Jr.*	Director	July 1, 2008
Susan M. Sterne*	Director	July 1, 2008
Angela E. Vallot*	Director	July 1, 2008

*Thomas H. MacLeay signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A filed on June 28, 2007.

__/s/_Thomas H. MacLeay________________ Thomas H. MacLeay

Exhibit Index

Exhibit Number	Exhibit
4.	Agreement and Plan of Reorganization dated June 5, 2008 (included as Appendix A to the Proxy
Statement/Prospectus included in this Registration Statement)
11.	Opinion and Consent of Counsel
14.	Consent of Independent Registered Public Accounting Firm (PwC – New York)
17.	Proxy Card